Exhibit 10-s.2
Pursuant to 17 CFR 240.24b-2, confidential portions of this document have been omitted; such confidential portions have been filed separately with the Securities and Exchange Commission (the “Commission”) pursuant to a Confidential Treatment Application filed with the Commission. The redacted portions of this exhibit are marked by a [***].
TWENTY THIRD AMENDMENT TO SERVICE AGREEMENT
     This Twenty Third Amendment (this “Amendment”) to the Service Agreement dated as of January 1, 2002, as amended (the “Service Agreement”) is made and entered into this 18th day of December, 2006 (the “Execution Date”) by and between Advanta Bank Corp. (“Customer”) and First Data Resources, LLC (formerly known as First Data Resources Inc.) (“FDR”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Customer and FDR agree as follows:
     1. Except as otherwise specified herein, all terms set forth in this Amendment are effective as of January 1, 2007.
     2. In the event that this Amendment is executed by the parties on or before December 31, 2006, then FDR agrees to provide Customer with a “Processing Fee Credit” in the amount of [***]. The Processing Fee Credit will be provided to Customer [***], and [***]. Anything in this Amendment or the Service Agreement to the contrary notwithstanding, in the event that [***], then [***].
     3. Section 2.4 (Programming Services) of the Service Agreement is hereby deleted and replaced with the following:
“2.4 Programming Services.
     (a) In connection with the services provided by FDR pursuant to the terms of this Agreement, FDR shall perform, at its expense, up to 1,000 hours of computer programming services in each Processing Year during the Term of this Agreement after Processing Year 5 (as defined in Section 8.1)(the ‘Free Programming’). Unused hours of Free Programming from one Processing Year shall not be carried forward into any other Processing Year.
     (b) In addition to the Free Programming set forth in Section 2.4(a) above, FDR agrees to make available to Customer an additional programming credit (the ‘Additional Programming Credit’) during the period commencing on January 1, 2007 and ending on the earlier of (i) December 31, 2011 or (ii) the termination or expiration of this Agreement (including, without limitation, Customer’s exercise of its right to terminate this Agreement for convenience pursuant to Section 9.2(d)). The Additional Programming Credit is defined as a pool of [***], available for the period specified in the preceding sentence, that may be applied by Customer against the fees for any computer programming service hours (including but not limited to computer programming service hours associated with the ‘PCF Change Report,’ ‘Insurance Screens’ and ‘1099 Flexibility’ projects which are, at the time of the execution of this Amendment, currently being reviewed by the parties) incurred by Customer during such period which are in excess of the Free Programming hours set forth in Section 2.4(a) above. Subject to the provisions of this paragraph (b), the Additional Programming Credit will expire [***]. Upon the conclusion of each applicable Processing Year, Customer will be eligible to receive a credit to Customer’s invoice (the ‘Processing Fee Credit’) for any unused portion of the [***] Additional Programming Credit available for such Processing Year at a rate of $125 per unused hour up to a maximum of [***]. (The following examples have been provided for clarification: (A) If in a single applicable Processing Year, [***]; (B) If in a single applicable Processing Year, [***]; and (C) If in a single applicable Processing Year, [***].
     (c) FDR shall charge, and Customer shall pay, $125 per hour for each hour of computer programming services provided by FDR at the request of Customer which exceed or are not covered by either the Free Programming or the Additional Programming Credit.”
     4. Article 2 (Services) of the Service Agreement is hereby amended by the addition of a Section 2.9 to read as follows:
“2.9 System Optimization Project. At any time, but only once, during the period commencing on January 1, 2007 and ending December 31, 2011, Customer may request that FDR perform a System Optimization Analysis for Customer. The System Optimization Analysis shall consist of a review of Customer’s use of the FDR System and the Services under this Agreement with respect to Customer’s servicing of its Cardholder Account programs, and written recommendations by FDR to Customer, based upon such analysis, which shall provide suggestions to improve Customer’s efficiency in such servicing and more effective use of the FDR System and the Services. Customer and FDR shall mutually agree upon the specific areas of focus to be included in the System Optimization Analysis.”
Customer and FDR hereby agree that, as of the Execution Date of this Amendment, the System Optimization Analysis described in this Paragraph 3 of this Amendment is already in progress.

     5. In Paragraph (a) of Section 3.1 (Sole and Exclusive Provider) of the Service Agreement, the first instance of subparagraph (iii) which is in the first sentence of Paragraph (a) is hereby amended to read as follows:
“(iii) Customer shall not agree with any third party to have such third party perform or provide, in North America, any Core Processing Services to Customer, provided, however, that in no event shall the provisions of this subparagraph (iii) be deemed to prohibit Customer, during the remaining Term of this Agreement, from negotiating and signing with any third party any agreement to have such third party perform or provide any services to Customer for any periods following the expiration or termination by Customer as set forth in Section 9.2, including termination for convenience by Customer set forth in Section 9.2(d) of this Agreement.”
     6. Section 3.4 (Acquisition of Portfolios or Entities Not Serviced by FDR) of the Service Agreement is hereby deleted in its entirety.
     7. In Section 4.2 (Price Increases) of the Service Agreement, Paragraph (a) is hereby deleted and replaced with the following:
"(a) During each Processing Year after Processing Year 5, FDR may, by notice to Customer, increase as follows only those Processing Fees set forth in Section IV of Exhibit ‘A’ which are associated with certain production services (as marked with a ‘P’ in Section IV of Exhibit ‘A’); provided, however, that FDR shall not be allowed to increase such Processing Fees at any time while this Agreement is in effect, unless the percentage change in the Consumer Price Index (“CPI”) during the calculation period described below for any applicable Processing Year is greater than four percent (4%), in which case FDR may increase the Processing Fees which were in effect for the immediately preceding Processing Year (the ‘Old Year’) by an amount not to exceed in the aggregate three quarters (3/4) of the percentage change in the CPI over four percent (4%) during a period described below, and in no event shall such increase be less than 0% nor more than 6%. For purposes of this paragraph, the CPI shall be the index compiled by the United States Department of Labor’s Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (CPI-U) having a base of 100 in 1982-84, using that portion of the index which appears under the caption ‘All Items.’ The CPI percentage shall be communicated to Customer within forty-five (45) days of the end of each applicable Processing Year. The CPI will be expressed as a percentage determined by simple average over a twelve (12) month period of the prior year. Any such adjustment to the Processing Fees will be effective on the first day of each Processing Year.”
     8. Section 4.5 (Minimum Fees) of the Service Agreement is hereby deleted and replaced with the following:
“4.5 Minimum Fees.
(a) In each Processing Year during the Term of this Agreement after Processing Year 5 (as defined in Section 8.1), Customer will require and shall pay FDR for processing services sufficient to generate aggregate Processing Fees at least equal to the greater of (i) 80% of the Processing Fees paid during the immediately preceding Processing Year and (ii) $7,000,000 (the ‘Minimum Processing Fees’). FDR shall calculate the total Processing Fees paid by Customer in respect of services performed during each Processing Year (the ‘Total Annual Processing Fees’) within ninety (90) days after the end of each Processing Year and will, after ten (10) days written notice to Customer, draw upon Customer’s account pursuant to Section 4.3 for the amount, if any, by which the Minimum Processing Fees for the Processing Year exceed the Total Annual Processing Fees for the Processing Year (such amount a ‘Minimum Fee Shortfall’).
     (b) If in any Processing Year during the remaining Term of this Agreement, Customer migrates substantially all of its [***], then FDR hereby agrees that for both (i) the Processing Year in which the [***] is effected by Customer (the ‘Migration Year’) and (ii) the Processing Year immediately following the Migration Year, FDR shall remove from calculation of both the Minimum Processing Fees due and the Total Annual Processing Fees paid for such Processing Year all of the fees paid or payable by Customer pursuant to this Agreement for the list of FDR billing elements set forth below:

Element
Number	Item Name
[***]	[***]

In no event, however, shall the Minimum Processing Fees due FDR by Customer pursuant to this Section 4.5 be less than $7,000,000 for any Processing Year.”
     9. The schedule of Adjusted Gross Processing Fees and corresponding Credit as set forth in Section 4.7 (Growth Credit) of the Service Agreement is hereby deleted and replaced with the following:

"Adjusted Gross Processing Fees	Credit
[***]	[***]
In no event, however, shall the total amount of any Growth Credit payable to Customer by FDR pursuant to this Section 4.7 for any [***] exceed [***].”
     10. Article 4 (Payment for Services) of the Service Agreement is hereby amended by the addition of a Section 4.9 to read as follows:
4.9 New Product Incentive. In each Processing Year, after Processing Year 5, during the remaining Term of this Agreement, FDR agrees to provide Customer with a usage incentive for each New Product which Customer commences to use during the Processing Year. Such usage incentive shall consist of [***]. For the avoidance of doubt, the parties agree that the usage incentive set forth in this Section 4.9 shall not apply with respect to any Special Fees associated with the implementation of a New Product (including but not limited to any set-up fees or development charges associated with the New Product). For purposes of this Section 4.9, a New

Product shall mean either (a) a product or service which was already included in Exhibit A of this Agreement on or before the commencement of Processing Year 6, but was not previously used by Customer, or (b) a product or service which has been added to Exhibit A of this Agreement by written amendment after the commencement of Processing Year 6.”
     11. Sections 8.1 (Term) and 8.2 (Renewal) of the Service Agreement is hereby deleted and replaced with the following:
“8.1 Term. Except as otherwise provided for in this Article 8, the Term of this Agreement shall continue in effect for an additional period of five (5) Processing Years (Years 6, 7, 8, 9 and 10), commencing on January 1, 2007 and expiring on December 31, 2011 (hereinafter referred to as the ‘Renewal Period’). For purposes of this Agreement, a Processing Year means each twelve (12) month period commencing on the first day of January and ending on the last day of December. Processing Year 6 of the Term shall commence on January 1, 2007 and continue through December 31, 2007.
“8.2 Extension. Upon the expiration of the Renewal Period, the Term of this Agreement shall automatically be extended for one (1) period of one (1) Processing Year (the ‘Extension Period’) unless either party gives the other party written notice at least six (6) months prior to the termination date of the Renewal Period that the Agreement will not be extended.”
     12. Section 9.2 (Termination by Customer) of the Service Agreement is hereby amended by the addition of a subsection (d) to read as follows:
     “(d) For Customer’s convenience upon the conclusion of Processing Year 8 (December 31, 2009), provided that Customer gives FDR written notice, on or before September 30, 2009, of its intention to so terminate this Agreement.”
     13. The first sentence of Section 9.6 (Deconversion) of the Service Agreement is hereby deleted and replaced with the following:
     “Upon the termination for any reason or the expiration of this Agreement, Customer and FDR shall mutually, expeditiously and in good faith proceed to agree upon and document a Deconversion project plan, which the parties contemplate may involve an up to eighteen (18) month time frame for completion and implementation.”
     14. Section 11.2 (Customer’s Representations) of the Service Agreement is hereby amended by the addition of a paragraph (e) to read as follows:
“(e) Customer represents and warrants that the account records and/or address lists in reliance upon which FDR will provide mailing services to Customer, together with any other mail matter provided to FDR, satisfy the requirements established by the United States Postal Service (‘USPS’) for First-Class Mail presorted and automation rates, including but not limited to the Move Update requirements for addresses. In that regard, Customer has provided to FDR an executed copy of Postal Service Form 6014, Certification of Move Update Compliance, or its current equivalent and agrees to update it as necessary to maintain its accuracy. If the Customer is not the mail owner, it is the Customer’s responsibility to obtain Postal Service Form 6014 or equivalent assurances from the mail owners so that it can provide the required Postal Service Form 6014 or equivalent to FDR for the mail matter it requests FDR to process. Customer acknowledges that in reliance upon the forgoing, FDR will certify to the USPS, on behalf of Customer, that Customer’s mail complies with all applicable USPS standards for receiving discounts and Customer agrees that it will be liable for any revenue deficiencies assessed with respect to mailings on its behalf. Customer further agrees that, if at any time during the life of this contract Customer discontinues taking the steps needed to satisfy the USPS requirements identified above in this paragraph, Customer will notify FDR in advance in writing. Customer also agrees that, if at any time during the life of this contract FDR requests Customer to confirm its compliance with USPS requirements, it will do so in writing within ten (10) days after FDR’s request and, if it does not, FDR in its discretion may cease processing Customer’s mail as discount mail and Customer is responsible for any increased costs.”
     15 Section 13.2 (b) (Performance Reports) of the Service Agreement is hereby deleted and replaced with the following:
“13.2 (b) Performance Reports. The Performance Standards set forth in Exhibit “C” are divided into two Categories. FDR’s performance with respect to the Performance Standards in each Category during the just concluded calendar month will be managed as follows: i) Category I — Achievement by FDR of [***] Category I Incentive Level Performance Standards and [***] Category II Standard Performance Standards constitutes a Successful Month for which Customer will pay FDR a service level agreement (“SLA”) incentive payment equal to [***]; failure by FDR to achieve [***] of the Category I Performance Standards constitutes a Failed Month for which FDR will pay Customer an SLA remedy payment equal to [***]; and ii) Category II — Achievement by FDR of [***] Category II Incentive Level Performance Standards and [***] Category I Standard Performance Standards constitutes a Successful Month for which Customer will pay FDR and SLA incentive payment equal to [***]; failure by FDR to achieve [***] of the Category II Performance Standards constitutes a Failed Month for which FDR will pay Customer a remedy payment equal to [***]. All SLA incentive payments payable by Customer and all SLA remedy payments payable by FDR with respect to any month will be netted. Any resulting net SLA incentive payment will be billed and any resulting net SLA remedy payment will be credited to Customer on Customer’s next monthly invoice following quarter end. ”
     16. Section 14.10 (Audit) of the Service Agreement is hereby deleted and replaced with the following:
“14.10 Audit. At least annually during the remaining Term of this Agreement, FDR will provide for a third party to perform an audit of the electronic data processing environment maintained by FDR to provide the services set forth in this Agreement. Such audit will conform to the Statement of Auditing Standards No. 70, for Type II reviews (‘SAS-70,’ or any successor substitute statement adopted by the American Institute of Certified Public Accountants). FDR shall provide Customer with a copy of the SAS-70 report associated with such audit, as well as any plans for addressing deficiencies therein, if Customer requests a copy in writing. In addition, Customer, its authorized agents and/or its federal or state regulatory authorities may audit FDR for compliance with this Agreement relating to the confidentiality and security of information relating to Customer’s customers, subject to any reasonable confidentiality requirements of FDR. FDR agrees to comply with all reasonable requests (including without limitation requests to visit FDR’s facilities) in connection with any such audit; provided that (a) FDR shall be given at least thirty (30) days’ prior written notice of such audit, (b) such audit shall be performed during FDR’s normal business hours, and (c) such audit shall be performed at Customer’s expense.”
     17. Article 14 of the Service Agreement is hereby amended by the addition of Sections 14.19 and 14.20 to read as follows:
“14.19 FDR Insurance. FDR currently has and will maintain, at a minimum, the insurance coverage set forth in Exhibit E to this Agreement. FDR agrees to name Customer as an additional insured on those policies so indicated in Exhibit E. FDR will provide to Customer, at such times as Customer may reasonably request, certificates of evidence of insurance setting forth the types and amounts of insurance which FDR then has in effect.”
“14.20 Regulation AB Compliance. At the request of Customer, FDR shall, and shall cause any subcontractors providing services hereunder to, use reasonable efforts to cooperate with Customer in order for Customer to meet its compliance requirements under Regulation AB (17 C.F.R. Sections 226.1100-1123 as may be amended from time to time relating to Asset Backed Securities) to the extent that the Services provided pursuant to the this Service Agreement may be covered by such requirements and are disclosed to FDR by Customer. In no event, however, shall FDR be required to incur additional costs in connection with this cooperation unless Customer and FDR mutually agree in advance on a written plan for the reimbursement of such costs by Customer.
     18. Exhibit “A”, Section IV (Processing Fee Definitions/Prices) of the Service Agreement is hereby deleted and replaced with the price schedule set forth in Attachment I hereto, which is hereby incorporated into this Amendment.
     19. Exhibit “A”, Section IX of the Service Agreement is hereby deleted in its entirety.
     20. Exhibit “C” (FDR Performance Standards for Customer) of the Service Agreement is hereby deleted and replaced with a new Exhibit “C” to read as set forth in Attachment II hereto, which is hereby incorporated into this Amendment.
     21. Unless otherwise specified in this Amendment, any capitalized terms used in this

Amendment shall have the meanings assigned to them in the Service Agreement.
     22. As hereby amended and supplemented, the Service Agreement shall remain in full force and effect.
     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Service Agreement the day and year first above written.

FIRST DATA RESOURCES, LLC		ADVANTA BANK CORP.

By:	/s/ Sandra Dasenbrock	By:	/s/ Anne Howley

Title:	Senior Vice President	Title:	Senior Vice President

ATTACHMENT I
Price Schedule
Exhibit A, Section IV (Processing Fee Definitions/Prices)

Price Per
Elem				Price	Item
#	[***][1]	Item Name	Item Definition	[***][1]	Description

63		MERCHANT TICKET — TAPE ENTRY	Each sale slip, cash advance slip or returned merchandise slip (“Ticket”) from Customer’s Merchant that is transacted by a Cardholder from any Bank Identification Number (BIN), Interbank Card Association (ICA) or other Transaction Card system identification number, and entered via magnetic tape or tape transmission to FDR by Customer or a third party acting on Customer’s behalf.		/item

73		MERCHANT TICKET — CRT ENTRY	Each sale slip, cash advance slip or returned merchandise slip (“Ticket”) from Customer’s Merchant that is transacted by a Cardholder from any Bank Identification Number (BIN), Interbank Card Association (ICA) or other Transaction Card system identification number, and entered remotely from Customer’s terminal(s) by Customer or a third party acting on Customer’s behalf.		/item

84		MERCHANT TICKET — MANUAL ENTRY	Each sale slip, cash advance slip or returned merchandise slip (“Ticket”) from Customer’s Merchant that is transacted by a Cardholder from any Bank Identification Number (BIN), Interbank Card Association (ICA) or other Transaction Card system identification number and entered by FDR on Customer’s behalf.		/item

98		RETRIEVAL	Each manual fulfillment provided by FDR in response to a request for a Merchant Ticket or copy of the same stored at FDR on behalf of Customer.		/retrieval

101		INCOMING INTERCHANGE TICKET	Each Ticket (sales slip, cash advance slip or returned merchandise slip) transacted by Customer’s Cardholders at any Merchant with a BIN, ICA or other Transaction Card system identification number other than the number to which the Cardholder is signed.		/item

125		PAYMENT — TAPE ENTRY BY CUSTOMER	Posting, from a tape medium delivered to FDR by Customer, of a transaction to a Cardholder Account of Customer evidencing the receipt of money from a Cardholder.		/payment

126		PAYMENT — CRT ENTRY BY CUSTOMER	Posting, from a CRT transmission delivered to FDR by Customer, of a transaction to a Cardholder Account of Customer evidencing the receipt of money from a Cardholder.		/payment

130		ACCD DOWNLOADED ACCOUNT	Each selected Cardholder Account of Customer which is transmitted to Customer, or any other third party		/account

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

Price Per
Elem				Price	Item
#	[***][1]	Item Name	Item Definition	[***][1]	Description

acting on Customer’s behalf, for collection purposes in connection with Customer’s Automated Customer Calling Device (ACCD)

144		FIRST ACTIVITY NOTICE	A brief notification to a Cardholder of Customer prepared by FDR’s computer at the request of Customer based upon Customer’s Product Control File or a CRT entry request made by an employee of Customer which addresses the first use of the new account.		/notice

147		DELINQUENCY NOTICE	A brief notification to a Cardholder of Customer prepared by FDR’s computer at the request of Customer based upon Customer’s Product Control File or a CRT entry request made by an employee of Customer which addresses a delinquency with respect to the account.		/notice

151		NON-DUAL CARDHOLDER STATEMENT	Each periodic summarization of activity (whether printed or otherwise) associated with a Transaction Card issued by Customer.		/statement

155		DUAL CARDHOLDER STATEMENT	A Cardholder Statement which includes information on both MasterCard and VISA account activity.		/statement

202		BATCH HEADER — MANUAL ENTRY	Each summarization of Merchant Tickets deposited by the Merchant, or by Customer, and entered by FDR via hardcopy received from Customer.		/header

207		BATCH HEADER — CRT ENTRY	Each summarization of Merchant Tickets deposited by Customer’s Merchant or by Customer (Batch Header), and entered remotely from Customer’s terminal(s) by Customer or a third party acting on Customer’s behalf.		/header

208		BATCH HEADER — TAPE ENTRY	Each summarization of Merchant Tickets deposited by Customer’s Merchant or by Customer (Batch Header), and transmitted electronically to FDR via magnetic tape or tape transmission from Customer or a third party acting on Customer’s behalf.		/header

209		MERCHANT ADVICE OF CHARGE (ACH) TAPE	Monthly tape indicating Automated Clearing House (ACH) discount amounts with respect to a Merchant of Customer.		/tape

218		CARDHOLDER ANNUAL CHARGE	The fee assessed yearly to a Cardholder in connection with a Cardholder Account of Customer.		/account

227		ASSISTANCE REQUEST (VOICE)	Each miscellaneous customer assistance request from a Merchant that is received by FDR’s voice authorization center.		/ Call

228		ASSISTANCE REQUEST (VOICE)	Each miscellaneous customer assistance request from a Cardholder that is received by FDR’s voice authorization center.		/ Call

242		RMS HARDCOPY REPORT	This element identifies the charge for each page of First Data Reports Management System (RMS) reports, in excess of the default setting, provided via hard copy. This element includes any preparation required for delivery.		/ page

249		RMS RJE/NDM REPORT	Each FDR Reports Management System (RMS) report provided to Customer by FDR in remote job entry (RJE) or network data mover (NDM) format. For purposes of the billing of RMS Reports: (i) if the standard (or default) setting for a particular report is		/page

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

Price Per
Elem				Price	Item
#	[***][1]	Item Name	Item Definition	[***][1]	Description

“0”, then all pages of RMS On-Line View and RMS RJE of such report provided by FDR to Customer shall be billed to Customer at the prices above, or (ii) if the standard (or default) setting for a particular report is a value other than “0”, then each page of the RMS On-Line View of such report provided by FDR to Customer shall be at no charge and each page of RMS RJE of such report shall be billed to Customer at the prices above.

259		MERCHANT ELECTRONIC REPORTING	Each Merchant which is set up to receive, via electronic transmission, a file containing daily and weekly Merchant deposit activity confirmations and reports.		/merchant

260		ETC CONFIRMATION	Each daily report prepared by FDR for use by Merchant of Customer to confirm all Ticket transactions received from Customer’s Merchant and processed the previous day via Electronic Ticket Capture (ETC) or tape. Service includes any preparation required for delivery. ETC is FDR’s proprietary product for electronic data capture at the point of sale.		/letter

262		ETC HEADQUARTERS REPORT	Each daily or weekly report sent to a headquarters’ location of a Merchant of Customer’s, which contains ETC or tape transaction information for its individual Merchant location(s). Service includes any preparation required for delivery.		/report

264		SERVICE PLUS HELP CALL	Each instance in which a Merchant of Customer calls the Service Plus Help Center.		/call

265		SERVICE PLUS HELP CALL	Each instance in which a Merchant of Customer calls the Service Plus Help Center.		/call

266		SERVICE PLUS REGISTERED MERCHANT	Each Merchant location of Customer participating in the Service Plus Help Center program.		/merchant location

267		BEHAVIOR SCORE/ ADAPTIVE CONTROL ACCOUNTS	This element identifies the charge for the number of accounts that are assigned a behavior score and/or are processed by the Adaptive Control System (ACS). The Behavior Score is a portfolio management tool that summarizes the level of risk an individual account possesses. The Adaptive Control System is a decision support tool that performs automatic actions for account management in the following areas. Delinquent collections, Overlimit collections, Authorizations, Credit line management, Reissue, Warning bulletin management.		/unit

270		ETC TICKET	Each Electronic Ticket Capture (ETC) sales slip, cash advance slip or returned merchandise slip from a Merchant of Customer that is captured by means of an electronic process and forwarded to FDR for processing and reporting.		/item

280		ETC BATCH HEADER	Each electronic summarization of ETC Ticket transactions deposited by Customer or Customer’s Merchant and delivered to FDR.		/header

281		ADDRESS	Each instance in which the Cardholder records of		/inquiry

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

Price Per
Elem				Price	Item
#	[***][1]	Item Name	Item Definition	[***][1]	Description

		VERIFICATION — ISSUING	Customer located at FDR are accessed for Address Verification.

293		LOST OR STOLEN REPORT — FDR ENTERED	Each report of a lost or stolen Transaction Card from the Cardholder of Customer which is processed by FDR’s Fraud Management Voice Operations. Reports entered on-line immediately change the external status and block authorization requests on the Cardholder Account. Service includes lost/stolen reports received via collect call, telegram and telex.		/report

294		SPECIAL RMS REPORT PREMIUM	The additional charge to Customer for each non-standard or unique RMS report provided to Customer at Customer’s request.		/report

343		REGULATION Z STATEMENT MESSAGE	Each line of notification, included on a Cardholder Statement, informing the Cardholder of the renewal of the Cardholder Account and assessment of an annual fee therefore.		/line

506		CARDHOLDER ACCOUNT ON FILE	Each account of a Cardholder of Customer (including but not limited to charged off, authorization only and debit accounts) that remains on Customer’s master file at FDR on the last processing day of the calendar month as defined on the CD-121 Ledger Activity Report or the equivalent report.		/account per month

577		PLASTICARD CONTACTLESS CHIP PERSONALIZATION	The operational expense of personalizing the contactless chip in Radio Frequency plastics.		/ Plastic

601		FIRST CLASS MAIL — CARDHOLDER STATEMENT	Each Cardholder Statement which is prepared by FDR for delivery to the United States Postal Service (USPS) for mailing.		/statement

603		FIRST CLASS MAIL — FIRST ACTIVITY NOTICE	Each First Activity Notice which is prepared by FDR for delivery to the USPS for mailing.		/notice

604		FIRST CLASS MAIL — DELINQUENCY NOTICE	Each Delinquency Notice which is prepared by FDR for delivery to the USPS for mailing.		/notice

605		FIRST CLASS MAIL — ETC CONFIRMATION LETTER	Each ETC Confirmation Letter which is prepared by FDR for delivery to the USPS for mailing.		/letter

660		AUTOMATIC ACTION ENTRY	A system generated entry made to a Cardholder Account of Customer which appears on Customer’s collection screens indicating a collection-related activity, including but not limited to external status changes, account re-ages and charge-offs.		/item

700		CIS INQUIRY	Each transaction accessing the Statement, Detail or Memo information in the FDR System regarding a Cardholder Account.		/transaction

760		CIS STATEMENT	Each set of statement information regarding Customer’s Cardholder Accounts that is stored on the FDR system and accessible by Customer via Customer’s CRT terminals. CIS Statement information includes the information set forth on a Cardholder Statement such as, but not limited to, the name, address, account		/statement stored per month

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

Price Per
Elem				Price	Item
#	[***][1]	Item Name	Item Definition	[***][1]	Description

number, statement date, payment date, cycle days, annual percentage rates, and monthly periodic rates.

770		CIS DETAIL	Each item of information regarding transactions that have posted or will post to a Cardholder Statement such as charges, payments, credits and authorizations not aged off the Cardholder’s file, Cardholder payment history, and real-time authorizations.		/detail stored per month

780		CIS MEMO	Each summary item, not individually exceeding 65 positions, that is stored with the Customer’s Cardholder Account information and is accessible by Customer via Customer’s CRT terminals.		/memo stored per month

1301		FUNDS AVAILABILITY	Each payment which is processed through the FDR Payment Defender/Available Funds decisioning system allowing Customer to limit the risk on such Account associated with the increased ‘open to buy’ created by a payment. This system places a hold (float) on all or a portion of the payment for a specified number of days, restricting the ‘open to buy’ available to the Cardholder.		/ Payment Transaction

1414		MERCHANT HOT CALL	Each Hot Call from a Merchant of Customer in connection with a non-FDR processed financial institution’s Transaction Card for which FDR takes a Hot Call report.		/call

1415		MERCHANT CODE 10	The charge for processing an authorization referral for a non-First Data cardholder generated by merchant using First Data Fraud Management Service this referral is initiated when a merchant is suspicious of the plastic or the presenter.		/call

1570		MASTERCOM/VISA RFC ACQUIRER EXTERNAL RETRIEVAL	Following receipt by FDR of a request on the Mastercom/VISA RFC System for a facsimile of a Ticket previously acquired by Customer and stored away from FDR’s premises, FDR will (a) mail a request to the custodian of the Ticket and (b) utilizing a Mastercom/VISA RFC workstation located at FDR’s premises forward an image of such Ticket to the requesting party.		/retrieval

1571		MASTERCOM/VISA RFC ACQUIRER INTERNAL RETRIEVAL	Following receipt by FDR of a request on the Mastercom/VISA RFC System for a facsimile of a Ticket previously acquired by Customer and stored at FDR, FDR will retrieve the Ticket or a facsimile thereof and forward an image of such Ticket to the requesting party utilizing a Mastercom/VISA RFC workstation located at FDR’s premises.		/retrieval

1572		MASTERCOM/VISA RFC ISSUER RETRIEVAL	FDR will (a) receive, via a Mastercom/VISA RFC workstation located at FDR’s premises, a copy of a Ticket image previously requested from an Acquirer by Customer or a notification from MasterCard/VISA that the Acquirer has failed to return a Ticket image within the time period permitted by MasterCard/VISA rules, (b) mail a copy of the Ticket image or notification to Customer and (c) transmit Customer’s acceptance or rejection of each Ticket to MasterCard/VISA following receipt of Customer’s written instructions on acceptance or rejection of such Ticket.		/retrieval

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

Price Per
Elem				Price	Item
#	[***][1]	Item Name	Item Definition	[***][1]	Description

2408		ON-LINE CREDIT BUREAU REPORT REQUEST	The transmission by Customer of credit application or existing account information via video display terminals at Customer’s location to any of the supported principal credit bureaus with which Customer has established a written relationship that is in effect at all times during the term of this Agreement in order to determine the credit worthiness of an applicant/account. Anything in this Agreement to the contrary notwithstanding, in the event that Customer’s relationship(s) with all of the principal credit bureaus supported pursuant to this Agreement should be terminated at any time during the term of this Agreement, then FDR’s obligation to provide On-Line Credit Bureau Report Requests shall automatically be terminated, without penalty or financial obligation of any type or kind to FDR, on the effective date of the termination of Customer’s relationship(s) with such principal credit bureaus		/request

2411		PINPOINT INQUIRY	Each transaction selection (more than one selection may be made during a call) made by a Cardholder of Customer which accesses the Cardholder’s account records for selected information by the use of a touch-tone telephone.		/inquiry

2413		CIS DETAIL-PAYMENT HISTORY	Each CIS Detail regarding a Cardholder’s payment history.		/detail stored per month

2415		ENHANCED PINPOINT INQUIRY	This element identifies the charge for your cardholders to use custom options for information through a full range of voice response unit (VRU) capabilities.		/unit

2418		ENHANCED PINPOINT — AUTOFAX	This element identifies the charge for each set of statement information for your cardholder accounts that is stored on the First Data System to provide you with access to the information.		/unit

2519		ATM BALANCE INQUIRY	Each inquiry into the account records of a Cardholder of Customer by the Cardholder via an automated teller machine (“ATM”).		/inquiry

2553		DELINQUENCY STATEMENT	An alternative form to the delinquency notice, which form notifies a Cardholder of Customer of a past-due amount.		/statement

2573		ETC DEPOSIT SUMMARY	Each weekly report sent to a Merchant of Customer confirming each deposit made during the week by such Merchant. Service includes any preparation required for delivery.		/summary

2574		ICS — TRANSMISSION LOAD	The transmission to MasterCard and VISA of selected information of each Cardholder of Customer which either: (i) has applied for a MasterCard or VISA Transaction Card; or (ii) has experienced unauthorized usage of its MasterCard or VISA Transaction Card, all in accordance with the operating regulations of MasterCard and VISA.		/account

2575		ICS — TRANSMISSION LOAD	The transmission to MasterCard and VISA of selected information of each Cardholder of Customer which		/account

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

Price Per
Elem				Price	Item
#	[***][1]	Item Name	Item Definition	[***][1]	Description

either: (i) has applied for a MasterCard or VISA Transaction Card; or (ii) has experienced unauthorized usage of its MasterCard or VISA Transaction Card, all in accordance with the operating regulations of MasterCard and VISA.

2576		ICS — TRANSMISSION LOAD	The transmission to MasterCard and VISA of selected information of each Cardholder of Customer which either: (i) has applied for a MasterCard or VISA Transaction Card; or (ii) has experienced unauthorized usage of its MasterCard or VISA Transaction Card, all in accordance with the operating regulations of MasterCard and VISA.		/account

2577		ICS — TRANSMISSION LOAD	The transmission to MasterCard and VISA of selected information of each Cardholder of Customer which either: (i) has applied for a MasterCard or VISA Transaction Card; or (ii) has experienced unauthorized usage of its MasterCard or VISA Transaction Card, all in accordance with the operating regulations of MasterCard and VISA.		/account

2578		ICS — TRANSMISSION LOAD	The transmission to MasterCard and VISA of selected information of each Cardholder of Customer which either: (i) has applied for a MasterCard or VISA Transaction Card; or (ii) has experienced unauthorized usage of its MasterCard or VISA Transaction Card, all in accordance with the operating regulations of MasterCard and VISA.		/account

2579		ICS — TRANSMISSION LOAD	The transmission to MasterCard and VISA of selected information of each Cardholder of Customer which either: (i) has applied for a MasterCard or VISA Transaction Card; or (ii) has experienced unauthorized usage of its MasterCard or VISA Transaction Card, all in accordance with the operating regulations of MasterCard and VISA.		/account

2580		ICS — TRANSMISSION LOAD	The transmission to MasterCard and VISA of selected information of each Cardholder of Customer which either: (i) has applied for a MasterCard or VISA Transaction Card; or (ii) has experienced unauthorized usage of its MasterCard or VISA Transaction Card, all in accordance with the operating regulations of MasterCard and VISA.		/account

2581		ICS — ON-LINE TRANSACTION	An inquiry into FDR’s ICS on-line files utilizing FDR’s ICS on-line transactions by an employee of Customer via Customer’s CRT terminals.		/transaction

2608		XQR COLLECTION TRANSACTION	An entry made by an employee of Customer to reassign collection accounts to alternative employees’ work queues.		/transaction

2629		DES-PIN ACCESS CHARGE	This element identifies the charge for start-up of the Data Encryption Standard Personal Identification Number (DES PIN) product.		/unit

2666		FIRST CLASS MAIL — DELINQUENCY STATEMENT	Each Delinquency Statement which is prepared by FDR for delivery to the USPS for mailing.		/statement

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

Price Per
Elem					Price	Item
#	[***][1]	Item Name	Item Definition		[***][1]	Description

2670	STANDARD DATABASE MANAGEMENT FEE	The monthly charge for the standard DataChoiceSM Services, which consist of giving Customer access to a system with the ability to create, store, maintain and execute scheduled and ad hoc queries from numerous available data sources. These data sources include current and historical master file data and transaction and statement detail. Access to the system presently is via an internet browser. The basic unit of measure used in connection with the DataChoiceSM Services is the Database Management Unit, a unit of measure equivalent to a gigabyte of data. The standard DataChoiceSM Services includes the following components:

(i) updating of Customer selected, subject oriented sections (each, a ‘Section’) of the DataChoiceSM data model;
(ii) access to such Sections of the DataChoiceSM data warehouse model;
(iii) access to standard templates developed for specific analysis results;
(iv) ability to create and process customized reports and analysis; and
(v) ability to create and process customized data file extracts from the DataChoiceSM warehouse.
The standard fee for this service includes the following limits on update frequency, number of database ID’s and volume of historical data storage:
(a) update frequency is limited as described in the FDR published default refresh frequency and historical retention schedule (subject to change at FDR’s sole discretion) (the ‘Default Values’);
(b) access to the DataChoiceSM is limited to no more than the following numbers of Customer’s database ID’s (based upon the number of Database Management Units to be utilized by Customer) per month:
			Database Management Units Utilized by Customer For Such Calendar Month	Number of Database ID’s Utilized by Customer For Such Calendar Month

			[***]	[***]
(c) historical secondary warehouse storage within the

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

Price Per
Elem				Price	Item
#	[***][1]	Item Name	Item Definition	[***][1]	Description

DataChoiceSM is limited to the Default Values.

			If such limits are exceeded for any calendar month, then Customer will be assessed additional charges for the applicable items which are in excess of such limits. Volumes:		Monthly Minimum (2 units) / Database Management Unit per Month
[***]

2671		ALTERNATE DATABASE MANAGEMENT FEE	The substituted monthly charge for each DataChoiceSM Section which Customer elects to upgrade, with respect to the frequency of data updating, beyond the Default Values for the applicable Section.		/ Database Management Unit per month

2672		SECONDARY DATABASE MANAGEMENT FEE	The monthly charge for each Database Management Unit of data in excess of the published standard Default Value for historical warehouse storage.		/ Additional Database Management Unit per month

2673		ADDITIONAL DATABASE IDS	The monthly charge for each database ID in excess of the limits set forth in the description of the DataChoiceSM — Monthly Standard Database Management Fee (IN-2670).		/ Additional Database ID’s per month

2703	DEMAND ACH CASH ADVANCE	This element identifies the charge for using the NM* 759, Demand ACH transaction, subtransaction 02. NM*759, subtransaction 02 is the ACH transaction that enables you to post a one-time cash advance directly to your cardholder’s checking or saving account.

Volumes:
[***]
/payment

2708		DEMAND ACH PAYMENT	Each initiation of a Demand ACH transaction to post a one-time payment directly from Cardholder’s checking or saving Account. Volumes:
			[***]		/ Transaction

2720		WARNING BULLETIN TRANSACTION — AUTOMATIC ENTRY	The system-automated, initial generation of a MasterCard Warning Bulletin, MasterCard Authorization File or VISA Warning Bulletin account entry transaction; the account listing and region(s) shall be as dictated by Customer.		/transaction

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

Price Per
Elem				Price	Item
#	[***][1]	Item Name	Item Definition	[***][1]	Description

2722		AUTOMATED ACCOUNT TRANSFER — ACCOUNT TRANSFERRED	The set-up of each new account for a Cardholder Account of Customer which is reported Lost or Stolen. Account history is moved from one account and rebuilt on a new one.		/account

2723		AUTOMATED ACCOUNT TRANSFER — PLASTIC REISSUED	A transferred Cardholder Account of Customer, which has been evaluated against Customer’s reissue criteria and approved by Customer, is issued a new plastic(s).		/account

2724		AUTOMATED ACCOUNT TRANSFER — PLASTIC REISSUE SUSPENDED	A transferred Cardholder Account of Customer, which has been evaluated against Customer’s reissue criteria and not approved by Customer, is suspended for review by Customer’s personnel.		/account

2725		AUTOMATED ACCOUNT TRANSFER — SUSPENDED ACCOUNT STORAGE	The storage of each suspended account of Customer on the FDR system awaiting review and disposition by Customer.		/account

2726		CLIENT-DEFINED SCREENS — TRANSACTION	Each on-line transaction entered by Customer using a CDS Screen. This charge is in addition to any other applicable monetary, non-monetary or on-line transaction charge which may apply with respect to the transaction type.		/transaction

2729		ON-LINE CREDIT BUREAU REPORT REQUEST	The transmission by Customer of credit application or existing account information via video display terminals at Customer’s location to any of the supported principal credit bureaus with which Customer has established a written relationship that is in effect at all times during the term of this Agreement in order to determine the credit worthiness of an applicant/account. Anything in this Agreement to the contrary notwithstanding, in the event that Customer’s relationship(s) with all of the principal credit bureaus supported pursuant to this Agreement should be terminated at any time during the term of this Agreement, then FDR’s obligation to provide On-Line Credit Bureau Report Requests shall automatically be terminated, without penalty or financial obligation of any type or kind to FDR, on the effective date of the termination of Customer’s relationship(s) with such principal credit bureaus.		/request

2737		CIS DETAIL — REALTIME AUTHORIZATION	Each CIS Detail regarding a CDA transactions which allow research on declined authorizations and for determining pay-off balances on a Cardholder Account.		/detail stored per month

2738		CIMS REGULAR WORKCASES	Each Workcase that, for whatever reason, requires review, task completion, and/or follow-up by customer’s personnel in order to resolve a Customer Inquiry.		/workcase

2739		CIMS LOG ONLY WORKCASES	Each Workcase that is entered into CIMS by Customer for internal reporting purposes only; no follow-up is required by Customer’s personnel.		/workcase

2740		CIMS ACTIONS	Each task which is performed in the resolution of a Regular Workcase.		/action

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

2742		CARDHOLDER SELECTED PIN SERVICE DOWNLOADED ACCOUNT	Customer shall contract with a third party for certain Personal Identification Number (PIN) services in connection with the authorization of a Cardholder Account. FDR shall download certain Cardholder Accounts of Customer onto a tape to be sent to such a third party.		/account downloaded

2743		ON-LINE CHECK RE-ORDER	Periodic downloading and transmission of Cardholder account data to a third party vendor selected by Customer for the production of check re-orders.		/account

2744		COMMON AUTHORIZATION	The fee associated with the point-of-sale authorization of a transaction to an account of Customer by a third party where notice of such authorization is delivered to FDR via a transmission medium from the third party.		/inquiry

2746		FIRST CLASS MAIL — MERCHANT STATEMENT	Each Merchant Statement which is prepared by FDR for delivery to the United States Postal Service (USPS) for mailing.		/statement

2754		SECURITY DETAILS WORKED ONLINE	Each Cardholder Account of Customer which is statused lost or stolen and which is automatically identified and reported to an online work queue.		/account

2755		FRAUD DETAIL SCREEN TRANSACTION — AFFIDAVIT	Each transaction entered on-line using FDR’s Fraud Detail Screens in order to generate an affidavit regarding an account.		/transaction

2756		ON-LINE DETAIL STORAGE	The daily, on-line retention of security detail records (monetary items posting to a Lost or Stolen Account) from the Security Detail Transaction (“SDT”) File.		/item per day

2770		LETTER	Each letter prepared by FDR’s computer, in accordance with Customer’s Product Control File settings or CRT entry requests made by employees of Customer. Each such Letter shall have on-line composition and editorial features and options including signatures, logos, multiple type faces and additional page letter generation. Service includes any preparation required for delivery.		/letter

2771		LETTER	Each letter prepared by FDR’s computer, in accordance with Customer’s Product Control File settings or CRT entry requests made by employees of Customer. Each such Letter shall have on-line composition and editorial features and options including signatures, logos, multiple type faces and additional page letter generation. Service includes any preparation required for delivery.		/letter

2772		LETTER — DUPLEX PRINTING	Each Letter for which printing is made on the back of the initial page and any additional pages.		/letter

2773		LETTER — ADDITIONAL PAGE	Each printed output on the reverse side of a Letter (duplex printing) or each side of each sheet of 8 1/2” by 11” 24 lb. bond stock accompanying a Letter.		/printed page

2774		LETTER — PRIORITY MAILING	Each Letter, with or without Letter Insert, which is handled separately from Customer’s first class mailings to provide next day delivery of said item.		/letter

2776		EMERGENCY	Each monthly Cardholder Account on File which is		/Cardholder

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

		SERVICES — FILE PROCESSING	entitled to receive Emergency Service.		Account on File per month

2777		FRAUD DETAIL SCREEN TRANSACTION — ADJUSTMENT	Each transaction (2 transactions are required in order to generate a single adjustment) entered on-line using FDR’s Fraud Detail Screens in order to generate an adjustment to an account.		/transaction

2779		AUTOMATIC CHARGEBACK	Each automatic initiation of a chargeback by the FDR System based upon predefined parameters, including but not limited to transactions involving expired account plastics, accounts listed in the Combined Warning Bulletin, and accounts which exceed presentment parameters.		/chargeback initiated

2780		AUTOMATIC CHARGEBACK	Each automatic initiation of a chargeback by the FDR System based upon predefined parameters, including but not limited to transactions involving expired account plastics, accounts listed in the Combined Warning Bulletin, and accounts which exceed presentment parameters.		/chargeback initiated

2781		SCREEN ENTERED RETRIEVALS	This element identifies the charge for each retrieval request generated for a cardholder account that has a lost or stolen status.		/ Retrieval Request

2782		FRAUD DETAIL SCREEN TRANSACTION — CHARGEBACK	Each transaction entered on-line using FDR’s Fraud Detail Screens in order to generate a Chargeback.		/transaction

2784		SECURITY FRAUD RESEARCH-OPT 2	This element identifies the charge for the following fraud research and investigation services. Lost/stolen account research, Identification of fraudulent accounts, Fraud reporting, Affidavits, Retrieval requests, Chargebacks, Investigations, Account maximum monetary recovery of accounts reported fraudulent. You can use this service to help minimize your losses once an account’s status is lost or stolen.		/unit

2806		ADDRESS VERIFICATION — ACQUIRING	Each electronic request for an Address Verification by a Merchant of Customer.		/inquiry

2809		RMS ON-LINE REPORT	Each FDR Reports Management System (RMS) report provided to Customer by FDR in an online view form. For purposes of the billing of RMS Reports: (i) if the standard (or default) setting for a particular report is “0”, then all pages of RMS On-Line View and RMS RJE of such report provided by FDR to Customer shall be billed to Customer at the prices above, or (ii) if the standard (or default) setting for a particular report is a value other than “0”, then each page of the RMS On-Line View of such report provided by FDR to Customer shall be at no charge and each page of RMS RJE of such report shall be billed to Customer at the prices above.		/page

2810		ON-LINE TELEPHONE NUMBER UPDATE	The automatic update of a telephone number on Customer’s Cardholder masterfile at FDR which is caused by an update of the same telephone number via		/update

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

a “SL” transaction in connection with a Lost/Stolen Report.

2811		AUTOMATED ADJUSTMENT/APPROVAL	Each automatic, on-line completed adjustment or reversal of monetary detail items such as late fees, overlimit fees, item charges, finance charges, charge-off transactions and credit adjustments within Customer Inquiry System.		/adjustment

2812		AIRLINE ITINERARY ON STATEMENT	Up to four (4) legs of detailed airline itinerary displayed on a Cardholder Statement.		/statement

2813		COMPANY CARD SERVICE MAIL PREPARATION	The preparation of each set of reports prepared for mailing in the USPS to a company designated by Customer in connection with those services provided by FDR in order to support commercial card accounts of Customer. For purposes of this Agreement, a set of reports shall mean all reports of a single company which are placed in a single envelope for mailing.		/set of reports

2814		CIS TRANSACTION REGISTER	A reprint of information from a CIS Statement currently stored on-line which reprint is delivered to a Cardholder of Customer at Customer’s request.		/register

2816		ACS NON-MON TRANSACTION CREDIT BUREAU SCORE	Each Non-monetary 160 Transaction which is posted to a Cardholder Account. This transaction is used to update the Cardholder Account with credit bureau information.		/Non mon transaction posted

2820		CONVENIENCE CHECK	Periodic downloading and transmission of Cardholder account data to a third party vendor selected by Customer for the production of convenience checks.		/account

2821		CREDIT BALANCE REFUND CHECK	Periodic downloading and transmission of Cardholder account data to a third party vendor selected by Customer for the production of credit balance refund checks.		/account

2823		ON-LINE WARNING BULLETIN STORAGE	The daily, on-line retention of Customer’s Cardholder Accounts contained on the Combined Warning Bulletin File.		/account per day

2825		ACCOUNT RELATIONSHIP STORAGE	A match of certain values from two separate Cardholder Accounts within Customer’s Transaction Card portfolio, indicating a relationship between the accounts.		/Cardholder Account on File per month

2826		ADAPTIVE CTRL AUTHS	This element identifies the charge for using the Adaptive Control System (ACS) authorization decision area. The ACS authorization decision area is priced separately from all other ACS decision areas. The ACS authorization decision area allows you to establish decision criteria for authorization requests resulting in approval, decline, or referral.		/unit

2829		MTT SCREEN DETAIL STORAGE	Each Merchant ACH deposit activity record which is stored by FDR for on-line viewing.		/record

2835		RETAIL ON-LINE TRANSACTION	Each entry of information or inquiry into the computer records of Customer and its Cardholders with promotional purchases on file by an employee of Customer by the use of a terminal located at Customer’s office.		/transaction

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

2836		TRANSACTION LEVEL PROCESSING (TLP) PROMOTIONAL BALANCE ON FILE	Each promotional purchase balance, associated with a Cardholder Account of Customer (several promotional purchase balances may exist at the same time for the same Cardholder Account), which remains on the FDR System on the last processing day of the calendar month, as defined on the CD-121 Ledger Activity Report or the equivalent report (e.g. — the CD-621 Report).		/Account with promotional balance per month

2839		TRANSACTION LEVEL FEE	Each transaction posted to a Cardholder Account of Customer evidencing a fee assessed to the Cardholder Account, but for which a Transaction Level Processing (TLP) promotional balance (flap) is not created in connection with the fee.		/Transaction

2842		MERCHANT CHARGEBACK SUMMARY SCREEN	The on-line storage of summaries for pending Incoming Chargebacks posted to Merchant Accounts for access by employees of Customer.		/chargeback stored per month

2843		MERCHANT RETRIEVAL SUMMARY SCREEN	The on-line storage of summaries for pending Retrieval requests for access by employees of Customer.		/retrieval stored per day

2844		REFERRAL QUEUE	Authorization Referrals to which the Merchant failed to respond are recorded in a real-time on-line work queue for review by Customer to initiate the appropriate action. The service is charged on a per account in queue per day basis, but calculated on a monthly basis.		/account

2845		AUTOMATED ICS FRAUD REPORT TRANSACTION	The automatic reporting of a fraud account to the Issuer’s Clearinghouse Service (ICS) by the FDR System each time a Cardholder Account is set to fraud via an “SL” or “SN” transaction.		/transaction

2849		LETTER — CERTIFIED MAIL HANDLING	Each Letter, with or without Letter Insert, which is handled separately from Customer’s first class mailings to provide certified delivery of said item. This does not include postage.		/letter

2855		WARNING BULLETIN RECORD QUEUE	The queuing of internally or externally statused Cardholder Accounts of Customer for review and possible listing on the MasterCard Warning Bulletin, the MasterCard Authorization File or the VISA Warning Bulletin by Customer’s personnel. The service is charged on a per account in queue per day basis, but calculated on a monthly basis.		/account

2860		LETTER — GROUP SAMPLES	Each individual or set of Letters prepared by FDR’s computer, in accordance with Customer’s Product Control File settings or CRT entry requests made by employees of Customer, which is printed and mailed to Customer in a draft format for Customer’s review and approval.		/item

2864		DEBIT SUMMARY FILE TRANSACTION	Each Merchant debit transaction received from Customer, or a third party acting on Customer’s behalf, and reported by FDR.		/transaction

2868		CARD ACTIVATION —ARU CALL-FDR	Each initiation of an on-line transaction by the confirmation of Customer requested data captured from Customer’s Cardholder, via an audio response unit (ARU), changing the status of a Cardholder Account		/transaction

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

associated with certain newly issued or reissued plastics (as determined by Customer), from “inactive” (under certain parameters) to “active” for transaction authorization purposes.

2869		CARD ACTIVATION —VOICE CALL-FDR	Each entry of an on-line transaction by FDR, on behalf of Customer, in conjunction with the confirmation of Customer requested data obtained from the Customer’s Cardholder via a voice call, changing the status of a Cardholder Account associated with certain newly issued or reissued plastics (as determined by Customer), from “inactive” (under certain parameters) to “active” for transaction authorization purposes.		/Call Taken

2870		CARD ACTIVATION —CUSTOMER PROCESSED	Each entry of an on-line transaction by Customer to change the status of a Cardholder Account associated with certain newly issued or reissued plastics (as determined by Customer), from “inactive” (under certain parameters) to “active” for transaction authorization purposes.		/transaction

2874		MERCHANT 12B LETTER	A letter sent directly to a Merchant of Customer requesting a Retrieval.		/letter

2883		AUTO PIN CHANGE	Each call made by a Cardholder of Customer requesting a change to the Personal Identification Number (PIN) associated with the Cardholder’s Transaction Card by the use of a touch-tone telephone.		/call

3025		MAIL-INSERTING	Any advertising or other item of information not contained on a Cardholder Statement, which item is mailed along with the Cardholder Statement; inserts required by state or federal law do not apply.		/insert

3314		COMMERCIAL CREDIT BUREAU REPORTING	The billing element reflects the companies or their associated account’s credit information that is sent to each Commercial Credit Bureau of the client’s choice which will be billed per Bureau/per record reported. Each record of information regarding a Commercial Card Cardholder Account of Customer (either at the company level or at the account level) which is reported by FDR at Customer’s request to credit bureaus selected by Customer for receipt of such information.		/Account on File / Bureau

3343		FIRST DATA 2WAY-CONNECT STARTUP FEE	The charge for each First Data Xpedite application (such as, but not limited to the fraud application or the collections application) utilized by Customer. The First Data Xpedite Services — Set-Up Fee includes (I) a kick-off meeting with Customer (including travel and expenses), (ii) product design, (iii) design coding, (iv) end-to-end testing, (v) studio time/recording talent, (vi) administration of solution-password set-up and voice file library creation, (vii) pre-production calls and (viii) overall project management. Such fee does not include (and Customer shall reimburse FDR pursuant to the applicable fees in the Service Agreement) any custom development services required in connection with Customer’s use of the First Data Xpedite Services.		/Application

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

3516		PREMIER AUTHORIZATION INQUIRY	Each interactive touch tone authorization inquiry serviced by FDR for Merchants of Customer. Customer shall pay FDR for each instance during which FDR has electronic contact with a Merchant of Customer and receives the Merchant number. In addition, if a Premier authorization inquiry results in a Voice Authorization Inquiry, Merchant request for assistance or a security action, Customer will pay FDR for the Premier authorization and the appropriate voice and/or security action charge as provided in this Agreement.		/inquiry

3519		ADDRESS VERIFICATION — VOICE	Each voice inquiry request received by FDR from a Merchant requesting a confirmation of the address of a Cardholder.		/request

3534		COMMERCIAL VENDOR LIST	A list of vendors for which Cardholders utilizing a Customer issued Commercial Card may present the Commercial Card for payment.		/average number of vendors on file per month

3701	2WAY-CONNECT FRAUD MONTHLY FEE	This element identifies the monthly fee for the estimated volume of cardholder accounts submitted for each month and/or each day in conjunction with the Fraud Application. The customer shall initially select a monthly price based upon the estimated monthly and daily Account volume for an application strategy.
Volumes — Monthly Accounts Submitted:
Band A — [***]
Band B — [***]
Band C — [***]
Band D — [***]
Band E — [***]
Band F — [***]
Band G * — [***]
			* For Band levels beyond those described in the tiers above, Customer and FDR shall mutually agree on the Monthly Accounts Submitted and the Monthly Service Fee for any such Band Levels prior to the commencement of services		/month

3702	2WAY-CONNECT FRAUD EXCESS ACCT FEE	This element identifies the fee for each Account submitted in excess of either (a) the applicable maximum number of accounts submitted per month if the Customer exceeds the maximum number of accounts submitted per month associated with the monthly price selected by the Customer within the Fraud Application or (b) on any day during the applicable month, the applicable daily threshold account submitted volume associated with the monthly price selected by the Customer within the Fraud Application.
Volumes — Monthly Accounts Submitted:
Band A — [***]
Band B — [***]
Band C — [***]
/Excess Account Submitted
s

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

Band D — [***]
Band E — [***]
Band F — [***]
Band G * — [***]
* For Band levels beyond those described in the tiers above, Customer and FDR shall mutually agree on the Monthly Accounts Submitted and the Monthly Service Fee for any such Band Levels prior to the commencement of services

4001	P	PLASTICARD STANDARD EMBOSSING SERVICES	Each plastic card for which FDR has mechanically raised personalized characters prepared at the request of Customer based upon Customer’s Product Control File or a CRT entry request made by an employee of Customer, or in response to a receipt of a magnetic tape or transmission from Customer of embossing files in a format defined by FDR. Includes up to three lines of alpha-numeric font and one line of OCR font on a “.030” plastic, the recording and verifying of data on the Transaction Card’s magnetic stripe (high or low coercivity), the tipping of the plastic through the placement of a contrasting color plastic film on the raised embossed characters, the printing of variable card carrier information on a Customer-specified card carrier form and the insertion of a card carrier containing a merged Cardholder plastic into an envelope, and the electronic matching of plastic to the related card carrier. An FDR generic card carrier and envelope are included at no charge, provided, however, that due to increased inventory cost, if Customer uses its own materials, Customer will not be entitled to receive a price discount. FDR will generate embossing information based upon Customer’s Product Control File (or, at Customer’s option, receive embossing information via tape from Customer), use such information to prepare the embossed plastic and mail the embossed plastic on behalf of Customer to its Cardholder at the Cardholder’s then current address.		/plastic embossed

4002		PLASTICARD STANDARD EMBOSSING SERVICES	Each plastic card for which FDR has mechanically raised personalized characters prepared at the request of Customer based upon Customer’s Product Control File or a CRT entry request made by an employee of Customer, or in response to a receipt of a magnetic tape or transmission from Customer of embossing files in a format defined by FDR. Includes up to three lines of alpha-numeric font and one line of OCR font on a “.030” plastic, the recording and verifying of data on the Transaction Card’s magnetic stripe (high or low coercivity), the tipping of the plastic through the placement of a contrasting color plastic film on the raised embossed characters, the printing of variable card carrier information on a Customer-specified card carrier form and the insertion of a card carrier		/plastic embossed

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

containing a merged Cardholder plastic into an envelope, and the electronic matching of plastic to the related card carrier. An FDR generic card carrier and envelope are included at no charge, provided, however, that due to increased inventory cost, if Customer uses its own materials, Customer will not be entitled to receive a price discount. FDR will generate embossing information based upon Customer’s Product Control File (or, at Customer’s option, receive embossing information via tape from Customer), use such information to prepare the embossed plastic and mail the embossed plastic on behalf of Customer to its Cardholder at the Cardholder’s then current address.

4008		PLASTICARD PIN MAILER PROCESSING	Each plastic card Personal Identification Number (PIN), and associated PIN notice form, related to Customer’s Cardholder.		/mailer

4009		PLASTICARD POST MAILER PROCESSING	Each plastic card mail verification form (POST Mailer), related to Customer’s Cardholder.		/mailer

4011		PLASTICARD SPECIAL MAIL PREP	Mail preparation and handling fees associated with non-first class mailings of Customer’s Cardholder and Merchant plastics.		/Carrier

4012		PLASTICARD PULL (PURGING)	Each removal of a card carrier and/or printed PIN/POST Mailer from the delivery/mail stream prior to delivery to Customer or Customer’s Cardholder. This includes but is not limited to “pull and destroys”, “pull and mail to different address” and “pull and mail overnight” (3 day turnaround).		/carrier

4013		PLASTICARD PULL (PURGING)	Each removal of a card carrier and/or printed PIN/POST Mailer from the delivery/mail stream prior to delivery to Customer or Customer’s Cardholder. This includes but is not limited to “pull and destroys”, “pull and mail to different address” and “pull and mail overnight” (3 day turnaround).		/carrier

4014		PLASTICARD INSERTING	The inserting of each accompanying piece of materials into a #10 windowed envelope along with a pre-folded card carrier containing a merged Cardholder plastic. Excludes inserts required by state or Federal law. Customer supplies inserts.		/insert

4015		PLASTICARD INSERTING	The inserting of each accompanying piece of materials into a #10 windowed envelope along with a pre-folded card carrier containing a merged Cardholder plastic. Excludes inserts required by state or Federal law. Customer supplies inserts.		/insert

4016		PLASTICARD INSERTING	The inserting of each accompanying piece of materials into a #10 windowed envelope along with a pre-folded card carrier containing a merged Cardholder plastic. Excludes inserts required by state or Federal law. Customer supplies inserts.		/insert

4017		PLASTICARD INSERTING	The inserting of each accompanying piece of materials into a #10 windowed envelope along with a pre-folded card carrier containing a merged Cardholder plastic. Excludes inserts required by state or Federal law. Customer supplies inserts.		/insert

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

4019		PLASTICARD SPECIAL EMBOSSING — NEXT DAY MAILING	Rush servicing of cards from hard copy (fax or mail) reports or requests. Includes manual embossing, carrier printing and hand inserting, and applies to any pieces pulled out of normal process. Cards will be mailed the day following the date the request is received if received by 5:00 p.m. CTZ.		/ Card

4020		PLASTICARD EMBOSSING SET-UP	Each instance in which a change is made to any or all of (i) Customer’s prin level (if prin level billing for set-ups is required), (ii) the plastic stock number, (iii) card carrier, (iv) tipping foil, (v) card activation flag and sticker and/or (vi) ultragraphic color in connection with Customer’s plastic cards.		/change

4023		PLASTICARD MERCHANT PLASTIC	Each plastic card for which FDR has mechanically raised personalized characters in accordance with Customer’s Product Control File settings and Merchant masterfile.		/plastic

4024		PLASTICARD MERCHANT PLATE	Each metal plate for which FDR has mechanically raised personalized characters in accordance with Customer’s Product Control File settings and Merchant masterfile.		/plate

4025		PLASTICARD VAULT STORAGE	The inventory and storage of plastics, procured through a source other than FDR, for a period of six (6) months from receipt of shipment.		/plastic, levied upon receipt of shipment

4028		PLASTICARD SPECIAL EMBOSSING — SAME DAY MAILING	Rush servicing of cards from hard copy (fax or mail) reports or requests. Includes manual embossing, carrier printing and hand inserting, and applies to any pieces pulled out of normal process. Cards will be mailed the same day as the request is received if received by 10:00 a.m. CTZ.		/ Card

4029		PLASTICARD SPECIAL EMBOSSING — TWO DAY MAILING	Rush servicing of cards from hard copy (fax or mail) reports or requests. Includes manual embossing, carrier printing and hand inserting, and applies to any pieces pulled out of normal process. Cards will be mailed the second day following the date the request is received if received by 5:00 p.m. CTZ.		/ Card

4053		PLASTICARD INSERTING	The inserting of each accompanying piece of materials into a #10 windowed envelope along with a pre-folded card carrier containing a merged Cardholder plastic. Excludes inserts required by state or Federal law. Customer supplies inserts.		/insert

4061		POST MAILERS — FIRST CLASS	Each Mail verification form (POST mailer), related to Customer’s Cardholder. Service includes any preperation required for delivery including generic form and the mailing of the Post Mailer via First Class mail.		/unit

4062		PURGE-PIN/POST MAILER	Each removal of a card carrier and/or printed PIN/POST Mailer from the production process prior to delivery to Customer or Customer’s Cardholder.		/unit

4083		PLASTICARD MAIL INTEGRATION	The mixture by FDR of a mail item containing an embossed plastic with several other types of mailing		/item

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

items prior to their delivery to the United States Postal Service for mailing. Anything in this Agreement to the contrary notwithstanding, Customer understands and agrees that, with respect to any embossed plastics for which FDR provides PlastiCard Mail Integration Services, the normal turnaround for the mailing of such embossed plastics shall, for purposes of this Agreement, be delayed by one (1) business day.

4097		POST MAILERS	This element identifies the charge for each post mailer, related to your cardholder that is mailed using a non-indicia method. The mailing method could be, but is not limited to, metered, bulk shipped, or Airborne.		/unit

4098		PIN MAILERS	This element identifies the charge for each PIN mailer, related to your cardholder that is mailed using a non-indicia method. The mailing method could be, but is not limited to metered, bulk shipped, or Airborne.		/unit

4111		PLASTICARD AGENT/STRATEGY INSERTING SET-UP	Each instance in which a change is made to any or all of (i) Customer’s system level (if system level billing for set-ups is required), (ii) Customer’s prin level (if prin level billing for set-ups is required), (iii) the envelope, (iv) inserts, (v) mail integration, (vi) multi/foreign flag and/or (vii) mail code in connection with Customer’s plastic cards.		/change

4112		STRATEGY LEVEL SETUP	This element identifies the charge for each instance in which a change is made to any or all of the following.* system-level setups (if system-level billing for setups is required) * principal-level setups (if principal-level billing for setups is required) * envelopes * inserts * mail integration * multis/foreign flags * mail code in connection with your plastics		/change

4206		PLASTICARD ULTRAGRAPHICS — FRONT SIDE	Each image placed on the front and/or back of a plastic using a thermal image process.		/plastic

4218		PLASTICARD CVV/CVC VERIFICATION GENERATION	The calculation and encoding and/or indent printing of the VISA Card Verification Value (CVV) or MasterCard Card Validation Code (CVC).		/calculated value

4233		BULK PACKAGING	This element identifies the charge for bulk mailing your credit cards to a single address.		/unit

4331		REPORT RETRIEVAL FEE	Each page of an IDP report section not available in Customer’s IDP Topic indexes accessed by FDR in the process of pulling report pages requested by Customer.		/ Page

4334		REPORT PULL OVER 6 MONTHS	This element identifies the charge for the first 25 pages of any report First Data pulls for you for report dates beyond the past six months. A report pull indicates that FDR uses the Onlune Reports System, the Online Access and Retrieval Systems (OARS), or the Information Delivery Platform (IDP) to retrieve a copy of the report. An individual report pll request is based on each report, date, and system/principal combination and is billed separately.		/unit

4335		REPORT PULL	Each group of up to 25 pages per report beyond the		/unit

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

		ADDITIONAL PAGES	initial 25 pages, that the Customer requests FDR to pull. A report pull indicates that FDR uses the Onlune Reports System, the Online Access and Retrieval Systems (OARS), or the Information Delivery Platform (IDP) to retrieve a copy of the report. An individual report pll request is based on each report, date, and system/principal combination and is billed separately.

4337		RESPOOL BILLING	Each file requested by Customer to be resent to Customer, either through transmission or physical tape, when research confirms that the file was previously sent and for which generation archival is available.		/ Request

4339		WAREHOUSE REWORK HANDLING FEE	The charge associated with managing of a Customer’s product that was received at FDR’s warehouse that does not meet FDR specifications and needs to be reworked.		/unit

4352		CD-ROM STATEMENT DATA PAGE	Each data page of statement information on CD-ROM which is provided to Customer or to a party on behalf of Customer. CD-ROM Sevices in the storage, on Compact Disc-Read Only Memory (‘CD-ROM’), of statements and reports for purposes of record retention, accessing and archival purposes. Customer, at its option, may elect to utilize the CD-ROM Services and/or On-Line Report Services for the same items. Notwithstanding anything in this Agreement to the contrary, Customer is responsible for determining the acceptance of the CD-ROM Services under state and Federal regulations, including but not limited to obligations to retain information for a specified period of time, signature verification and the admissibility of documents into evidence. It is Customer’s responsibility to keep records on other media, if such are required under state and Federal regulations because of the limited acceptance or admissibility of the CD-ROM Services of the technology to be used under this Agreement to provide the CD-ROM Services.		/data page

4353		CD-ROM — OTHER SERVICES	Any of the following CD-ROM services: duplicate copies, new form overlays, retro work charges, summary charges, master file charges, programming. CD-ROM Services in the storage, on Compact Disc-Read Only Memory (‘CD-ROM’), of statements and reports for purposes of record retention, accessing and archival purposes. Customer, at its option, may elect to utilize the CD-ROM Services and/or On-Line Report Services for the same items. Notwithstanding anything in this Agreement to the contrary, Customer is responsible for determining the acceptance of the CD-ROM Services under state and Federal regulations, including but not limited to obligations to retain information for a specified period of time, signature verification and the admissibility of documents into evidence. It is Customer’s responsibility to keep records on other media, if such are required under state		/ Item

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

and Federal regulations because of the limited acceptance or admissibility of the CD-ROM Services of the technology to be used under this Agreement to provide the CD-ROM Services.

4354		CD-ROM REPORT DATA PAGE	Each data page of report information on CD-ROM which is provided to Customer or to a party on behalf of Customer. CD-ROM Sevices in the storage, on Compact Disc-Read Only Memory (‘CD-ROM’), of statements and reports for purposes of record retention, accessing and archival purposes. Customer, at its option, may elect to utilize the CD-ROM Services and/or On-Line Report Services for the same items. Notwithstanding anything in this Agreement to the contrary, Customer is responsible for determining the acceptance of the CD-ROM Services under state and Federal regulations, including but not limited to obligations to retain information for a specified period of time, signature verification and the admissibility of documents into evidence. It is Customer’s responsibility to keep records on other media, if such are required under state and Federal regulations because of the limited acceptance or admissibility of the CD-ROM Services of the technology to be used under this Agreement to provide the CD-ROM Services.		/data page

4356		PEP CARRIER ARCHIVAL	Each PlastiCard Enterprise Presentation (PEP) carriers processed and archived on media by Digital ROM Services.		/ Page per month

4435		POSTAL DISCOUNT PROCESSING FEE	This element identifies the charge for providing U.S Postal Zip-Sort services for your cardholder statements, notices, letters, and other first class mailings. This element does not include plastic counts.		/ First Class Mail Piece sent through Zip Sorter

4495		PL — POSTAGE CREDIT — PROCESSING FEE	This element identifies the charge for providing U.S Postal Zip-Sort services for your plastics first class mailings. This element includes plastic counts only.		/ First Class Mail Piece sent through Zip Sorter

4722		DQ ENHANCED DECISIONING	The number of Accounts processed through the enhanced decisioning capability. Enhanced decisioning provides the Customer the ability to compare decision element IDs, the ability to evaluate against a current date, and the ability to build rules and offer items once and then to have them propagated across decision areas. Enhanced Decisioning also includes the ability to compare drivers. Monthly Volumes:
			[***]		/ Decisioned Account

5015		RECURRING RUNS	This element identifies the charge for each scheduled daily, weekly, or monthly production of a data set on your behalf that is in addition to the standard data		/run

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

output produced by the First Data System.

5071		RMS ON-LINE REPORT — RESTORE	Each page of an RMS Report for which Customer requires access later than eight (8) days following the date that such report is first made available to Customer.		/page

5072		RMS ON-LINE REPORT — SPLITTING	Each RMS Report which is split into component parts by FDR at the request of Customer.		/report

5073		ONLINE REPORT — OVER 50 SIGN-ONS	This element identifies the charge for Online Report System sign-ons that exceed the 50 covered in the Online Report System start up fee.		/sign-on

5075		RMS ONLINE REPORT — REPORT PRINTING	Each page of an RMS Online Report printed at Customer’s location.		/page

5082		INTERFACE SERVICES — RJE/NDM	Each transmission to, or receipt by, FDR of Customer’s data via a central processing unit to central processing unit transmission using Remote Job Entry or Network Data Mover (RJE or NDM).		/transmission

5083		RJE — AUTH ONLY DCA	Each transmission to, or receipt by, FDR of Customer’s data via a central processing unit to central processing unit transmission using Remote Job Entry or Network Data Mover (RJE or NDM).		/transmission

5085		RJE/NDM-AUTH ONLY MERCHANT	This element identifies the charge for First Data to transmit or receive your data via CPU-to-CPU transmission using Remote Job Entry (RJE) or Network Data Mover (NDM).		/ Transmission

5086		RJE-EMBOSSING FILES	This element identifies the charge for each transmission of embossing data to you or receipt of embossing data from you by First Data via CPU-to-CPU using remote job entry (RJE).		/ Transmission

5087		RJE/NDM-SSNOMO FILES	This element identifies the charge for each transmission of SSNOMO data to you or receipt of SSNOMO data from you by First Data via CPU-to-CPU using remote job entry (RJE).		/ Transmission

5088		RJE/NDM-TAPTRANS FILES	Each transmission to, or receipt by, FDR of Customers data via a central processing unit to central processing unit transmission using Remote Job Entry or Network Data Mover (RJE or NDM).		/ Transmission

5089		RJE-DEBIT CARD ACH	This element identifies the charge for each transmission of debit card automated clearinghouse (ACH) data to you or receipt of debit card ACH data from you by First Data via CPU-to-CPU using remote job entry (RJE).		/ Transmission

5090		RJE-AUTH FILES	This element identifies the charge for each transmission of authorization file data to you or receipt of authorization file data from you by First Data via CPU-to-CPU using remote job entry (RJE).		/ Transmission

5091		RJE-BATCH AUTH	This element identifies the charge for each transmission of batch authorization data to you or receipt of batch authorization data from you by First Data via CPU-to-CPU using remote job entry (RJE).		/ Transmission

5095		INTERFACE SERVICES	Each transmission to, or receipt by, FDR of Customer’s		/transmission

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

		— TAPE TO TAPE — MOHAWK	data via a central processing unit to central processing unit transmission using a tape to tape interface.

5104		INTERFACE SERVICES — TAPE TO TAPE — TRACS	Each transmission to, or receipt by, FDR of Customer’s data via a central processing unit to central processing unit transmission using a tape to tape interface.		/transmission

5110		MISC-RJE	This element identifies the charge for each transmission of miscellaneous data to you or receipt of miscellaneous data from you by First Data via CPU-to-CPU using remote job entry (RJE).		/ Transmission

5114		NJE FILES	This element identifies the charge for each transmission of network job entry (NJE) files to you or receipt of NJE files from you by First Data via CPU-to-CPU using NJE.		/ Transmission

5123		NDM-BATCH AUTH	This element identifies the charge for each transmission of batch authorization data to you or receipt of batch authorization data from you by First Data via CPU-to-CPU using network data mover (NDM).		/ Transmission

5124		Misc. NDM/Cyberfusion	Each transmission or receipt of customer data by FDR via CPU-to-CPU using Network Data Mover (NDM), or the CyberFusion product.		/ Transmission

5125		RJE/NDM-CREDIT CARD APPS	This element identifies the charge for each transmission of credit card application data to you or receipt of credit card application data from you by First Data via CPU-to-CPU using remote job entry (RJE) or network data mover (NDM).		/ Transmission

5126		RJE/NDM-COMMON AUTH FILES	This element identifies the charge for each transmission of common authorization data to you or receipt of common authorization data from you by First Data via CPU-to-CPU using remote job entry (RJE) or network data mover (NDM).		/ Transmission

5127		RJE/NDM-AAA FILES	Each transmitting or receipt of Customer’s AAA data by FDR via a central processing unit to central processing unit transmission via Remote Job Entry (RJE)/Network Data Mover (NDM).		/Transmission

5321		COMPUTER LETTER SET-UPS — LOGOS	This element identifies the charge for each addition, deletion, or change of a digitized logo on a letter completed by First Data on your behalf.		/half hour

5322		COMPUTER LETTER SET-UPS — SIGNATURES	This element identifies the charge for each addition, deletion, or change of a digitized signature on a letter completed by First Data on your behalf.		/half hour

5323		LETTER — INSERT	Each inserting of advertising or other item of information not contained on a Letter, including but not limited to generic reply envelopes, into a windowed envelope containing a Letter.		/insert

5324		LETTER — SET-UP, REVISION OR DELETION	Each addition, deletion or change, performed by FDR on behalf of Customer, of a Customer’s Letter format or inputs including but not limited to digitized signatures and logos of Customer.		/half hour

5397		DISKETTES	This element identifies the charge for First Data to receive and handle data on diskette, sent by you or a		/ Diskette

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

third party acting on your behalf. It also identifies the charge for each time First Data forwards a diskette via mail or courier to you or a third party you designate.

5399		TAPE HANDLING-IN	This element identifies the charge for each receipt by First Data of data on magnetic tape from you or a third party vendor.		/ Tape

5400		TAPE HANDLING-OUT	This element identifies the charge for each time First Data forwards data on magnetic tape via courier or mail to you or a third party vendor you designate.		/ Tape

5401		TAPE HANDLING REQ-OUT	This element identifies the charge for each time First Data forwards magnetic tape data that is created by First Data outside of production. The magnetic tape data is sent to you, or a third party vendor you designate, via courier or mail.		/ Tape

5414		IRS 1099C	This element identifies the charge for each Internal Revenue Service (IRS) Form 1099-C prepared by the First Data System. The charge is based on your Report Record File (which addresses cardholder discharge of debt), and is printed and mailed to your cardholders. This service includes creating a tape for your use in reporting cardholder information to the IRS.		/unit

5420		MERCHANT COMPUTER LETTER	Each Letter to a Merchant of Customer prepared by FDR’s computer at the request of Customer based upon Customer’s Product Control File or CRT entry requests made by employees of Customer. Each such Letter shall have on-line composition and editorial features and the option of multiple page letter generation. This service includes any preparation required for delivery.		/letter

5421		MERCHANT COMPUTER LETTER — INSERT	Each inserting of advertising or other item of information not contained on a Merchant Computer Letter, including but not limited to generic reply envelopes, into a windowed envelope containing a Merchant Computer Letter.		/insert

5422		MERCHANT COMPUTER LETTER — ADDITIONAL PAGE	Each printed output on the reverse side of a Merchant Computer Letter (duplex printing) or each side of each sheet of 8 1/2” by 11” 24 lb. bond stock accompanying a Merchant Computer Letter.		/page

5464		CIS EXTENDED SERVICE	An enhancement to the standard CIS Services which provides access to Customer Inquiry System during hours of the week in which the CIS is not otherwise available for access.		/statement stored

5608		COMMERCIAL SMARTDATA SUPPORT	FDR shall provide Customer with daily file transmission and/or downloading services in connection with its support of MasterCard’s SmartData product. Such files shall contain transaction information, account balances, non-monetary changes and company specific information, such as reporting levels. The applicable information shall be transmitted to the association or downloaded by Customer for transmission by Customer to the association, as applicable. The service is billed to Customer monthly		/ Monthly Fee

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

based upon the applicable number of association products (SmartData and/or VISA’s Infospan product) Customer is then currently utilizing

5709		DISPUTE DOCUMENTATION SENDING	This element identifies the charge for Image Services outsourced to FDR. FDR will electronically route dispute documentation on behalf of issuers and acquirers. FDR will send documentation using the Ease Image System which interfaces with the MasterCom®, VisaNet® Copy Request & Fulfillment Service (VCRFS), and Visa® Resolve systems. Customer is charged for each item that is sent on its behalf.		/Chargeback Record

5710		DISPUTE DOCUMENTATION RECEIVING	This element identifies the charge for Image Services outsourced to FDR. FDR will electronically route dispute documentation on behalf of issuers and acquirers. FDR will receive documentation using the Ease Image System which interfaces with the MasterCom, VisaNet Copy Request & Fulfillment Service (VCRFS), and Visa Resolve systems. Customer is charged for each page of documentation that is received on its behalf.		/Page

5734		CASE FILINGS	This element identifies the charge for each case where FDR is providing MasterCom® arbitration, pre-compliance, and compliance case filing services through the MasterCom image system, or Visa® arbitration and compliance case filing services through Visa Resolve Online. This service includes sending documentation electronically through MasterCom® or Visa® Resolve Online for those issuers and acquirers who wish to file a case with MasterCard or Visa. The service also includes receiving documentation electronically through MasterCom® or Visa® Resolve Online for those issuers and acquirers who have a case being filed against them. During both the sending and receiving process, FDR will provide notification to its clients of case rulings as MasterCard or Visa communicates them to FDR.		/unit

5774		MERCHANT CLIENT WORKSTATION TRANSACTION	This element identifies the charge for each view and/or update transaction completed by a user into the Merchant Online Systems using the internet.		/unit

5777		MERCHANT LETTER PERFORATIONS	This element identifies the charge for each merchant letter perforated during processing at your request.		/unit

5781		REAL TIME MERCHANT FRAUD EXCEPTIONS	Customer may monitor a Merchant’s activity prior to the processing of tickets and suspend batches of tickets from processing and delay or delete the monetary settlement of known fraudulent activity.		/number of daily transactions suspended within the queue

5787		SUMMARY CD-ROM	Information collected and placed on a summary CD-ROM. Information collected includes any of the following: Cardholder statements, Enterprise statements, Merchant statements or Report information.		/ Summary CD

5792		ENTERPRISE	This element identifies the charge for Enterprise		/ Page

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

		STATEMENTS CD-ROM	statements processed and placed on CD-ROM for you for archival purposes.

5794		STATEMENT PULLS	Each statement pulled by Digital-ROM Services with a statement date within the last six months.		/ Page Pulled

5795		STATEMENT PULLS OVER 6 MONTHS	Each statement pulled by Digital-ROM Services with a statement date over six months old.		/ Page Pulled

5797		EASE IMAGE	Each document image which is sent or received by Customer utilizing FDR’s Ease Image system. Ease Image is an internet based dispute documentation routing product which interfaces with the MasterCom, VisaNet Copy Request & Fulfillment Service (VCRFS), Visa Resolve and FDR mainframe systems. The product supports the sending and receiving of dispute related documentation, such as retrieval fulfillments and chargeback, pre-arbitration and pre-compliance documentation.		/ Image

5811		TERMINATED PROGRAM STORAGE	This element identifies the monthly charge for storing rewards program account records that meet all of the following billing criteria. The program’s TERM PROG RETENT MONTHS parameter is set to a number of months greater than three. The program account record has been terminated for a number of months equal to or greater than this program parameter setting. The program is not part of the account’s current strategy.		/unit

6500		ANNUAL ACTIVITY SUMMARY	Each annual summarization of activity associated with a Transaction Card issued by Customer.		/summary

6501		ANNUAL ACTIVITY SUMMARY DETAIL STORAGE	Each Cardholder Account for which annual activity summary detail is stored in an electronic format.		/account

6575		HISTORICAL ADDRESSES ON FILE	This element identifies the monthly charge for each address record stored in the Address History table on the FDR system.		/unit

6601		ARU AUTHORIZATION— LOCAL LINE INQUIRY	Each audio response unit (ARU) authorization service provided to a Merchant of Customer by the use of a touch-tone telephone and local line telecommunication services. Customer shall pay FDR for each instance during which FDR has electronic contact with a Merchant of Customer and receives the Merchant number. In addition, if an audio response unit authorization inquiry results in a voice inquiry, Merchant request for assistance or a security action, Customer will pay FDR for the audio response unit authorization and the appropriate voice and/or security action charge as provided in this Agreement. If a Merchant of Customer attempts to use its normal line to obtain an authorization and the Merchant is unable to use such line and uses another line, Customer shall pay FDR at the rate charged for the line used by the Merchant. Local lines for authorization services are available in the cities listed on-line under a TC-400 transaction.		/inquiry

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

6602		ARU AUTHORIZATION — INTRASTATE WATS LINE INQUIRY	Each audio response unit (ARU) authorization service provided to a Merchant of Customer by the use of a touch-tone telephone and intrastate WATS line telecommunication services. Customer shall pay FDR for each instance during which FDR has electronic contact with a Merchant of Customer and receives the Merchant number. In addition, if an audio response unit authorization inquiry results in a voice inquiry, Merchant request for assistance or a security action, Customer will pay FDR for the audio response unit authorization and the appropriate voice and/or security action charge as provided in this Agreement. If a Merchant of Customer attempts to use its normal line to obtain an authorization and the Merchant is unable to use such line and uses another line, Customer shall pay FDR at the rate charged for the line used by the Merchant.		/inquiry

6603		ARU AUTHORIZATION — INTERSTATE WATS LINE INQUIRY	Each audio response unit (ARU) authorization service provided to a Merchant of Customer by the use of a touch-tone telephone and interstate WATS line telecommunication services. Customer shall pay FDR for each instance during which FDR has electronic contact with a Merchant of Customer and receives the Merchant number. In addition, if an audio response unit authorization inquiry results in a voice inquiry, Merchant request for assistance or a security action, Customer will pay FDR for the audio response unit authorization and the appropriate voice and/or security action charge as provided in this Agreement. If a Merchant of Customer attempts to use its normal line to obtain an authorization and the Merchant is unable to use such line and uses another line, Customer shall pay FDR at the rate charged for the line used by the Merchant.		/inquiry

6604		POS LOCAL LINE AUTHORIZATION INQUIRY	Each dial-up point-of-sale terminal inquiry serviced by FDR for Merchants of Customer by the use of a dial-up point-of-sale terminal and local line telecommunication services. Customer shall pay FDR for each instance during which FDR had electronic contact with a Merchant of Customer and receives the Merchant number. If a Merchant of Customer attempts to use its normal line to obtain an authorization and the Merchant is unable to use such line and uses another line, Customer shall pay FDR at the rate charged for the line used by the Merchant. Local lines for authorization services are available in the cities listed on-line under a TC-400 transaction.		/inquiry

6605		POS INTRASTATE AUTHORIZATION INQUIRY	Each dial-up point-of-sale terminal inquiry serviced by FDR for Merchants of Customer by the use of a dial-up point-of-sale terminal and intrastate WATS line telecommunication services. Customer shall pay FDR for each instance during which FDR had electronic		/inquiry

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

contact with a Merchant of Customer and receives the Merchant number. If a Merchant of Customer attempts to use its normal line to obtain an authorization and the Merchant is unable to use such line and uses another line, Customer shall pay FDR at the rate charged for the line used by the Merchant.

6606		POS INTERSTATE AUTHORIZATION INQUIRY	Each dial-up point-of-sale terminal inquiry serviced by FDR for Merchants of Customer by the use of a dial-up point-of-sale terminal and interstate WATS line telecommunication services. Customer shall pay FDR for each instance during which FDR had electronic contact with a Merchant of Customer and receives the Merchant number. If a Merchant of Customer attempts to use its normal line to obtain an authorization and the Merchant is unable to use such line and uses another line, Customer shall pay FDR at the rate charged for the line used by the Merchant.		/inquiry

6607		CPU AUTHORIZATION INQUIRY	Each authorization inquiry received in FDR protocol via a computer to computer (CPU-to-CPU) interface between FDR’s computer and the computer of Customer or Customer’s Merchant.		/inquiry

6610		CPU LEASED LINE AUTHORIZATION INQUIRY	Each computer to computer authorization inquiry received from a Merchant of Customer via a leased line.		/inquiry

6611		BATCH AUTHORIZATION INQUIRY	Each inquiry processed for Merchants of Customer and sent to FDR via magnetic tape, tape to tape transmission or remote job entry (RJE) transmission from Customer or Customer’s Merchant.		/inquiry

6612		CPU AUTHORIZATION INQUIRY WITH PIN VERIFICATION	Each CPU Authorization Inquiry where the Cardholder’s Personal Identification Number (PIN) is verified during the authorization process.		/inquiry

6615		CPU REMOTE LOCAL AUTHORIZATION INQUIRY	Each computer to computer authorization inquiry received from a Merchant of Customer via a CRT.		/inquiry

6621		VOICE AUTHORIZATION INQUIRY	Each Merchant authorization request received by FDR through voice inquiries from Merchants of Customer, including collect calls, or via telegrams and telexes from countries outside of the United States.		/inquiry

6622		INTRA SYSTEM-REG CHD	This element identifies the charge for each normal authorization performed when the cardholder and merchant are within the same system.		/Inquiry

6623		INTRA SYSTEM- PIN/AUTH	This element identifies the charge for each PIN verification received by a merchant as part of the normal authorization, or as a separate PIN verification request, when the cardholder and merchant are within the same system.		/Inquiry

6625		INTRA FDR-REG CHD	This element identifies the charge for normal, intra-FDR, authorization processing. Intra-FDR processing occurs when the cardholder and merchant are processed by different financial institutions within the First Data System.		/Inquiry

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

6626		INTRA FDR-PIN/AUTH	This element identifies the charge for normal, intra-FDR, personal identification number (PIN) authorization processing. Intra-FDR processing occurs when the cardholder and merchant are processed by different financial institutions within the First Data System.		/Inquiry

6628		INTERCHANGE-REG CHD	This element identifies the charge for processing incoming interchange authorization requests. Incoming interchange processing occurs when First Data processes for the cardholder, but not for the merchant.		/Inquiry

6629		INTERCHANGE-PIN/AUTH	This element identifies the charge for processing normal, incoming interchange personal identification number (PIN) authorization requests. Incoming interchange processing occurs when First Data processes for the cardholder, but not for the merchant.		/Inquiry

6632		REFERRAL	Each referral authorization message handled by FDR on behalf of Customer’s Merchant.		/referral

7003		HOT CALL — LOST/STOLEN	Each Hot Call where the Cardholder Account is statused Lost or Stolen. FDR will instruct the Merchant to pick up the card and, at Customer’s option based upon predefined criteria, FDR shall investigate and dispatch the police to the Merchant location.		/call

7004		HOT CALL — CARD PICKUP	Each Hot Call where the Cardholder Account is statused as credit related. FDR will instruct the Merchant to pick up the card.		/call

7009		WARNING BULLETIN TRANSACTION — MANUAL ENTRY BY FDR	Each entry or change made to the MasterCard Warning Bulletin, MasterCard Authorization File or VISA Warning Bulletin by FDR personnel; the account listing and region(s) shall be as dictated by Customer.		/transaction

7010		STATUS CODE CHANGE — MANUAL ENTRY BY FDR	A change by FDR personnel to the external status code or credit limit of a Cardholder Account of Customer made upon Customer’s request.		/transaction

7011		PKI DIGITAL CERTIFICATE	This is a digital identity that is required to access FDR web based products.		/unit

7013		HOT CALL — POSITIVE ID CHECK	Each Hot Call where an authorization attempt exceeds Customer’s predetermined parameters. The presenter of Customer’s card is checked for positive ID and the card is checked for counterfeiting. Positive ID checks can be initiated for: (i) excessive activity (number of transactions and/or dollar amount) per account per day, (ii) first use of a new or reissued card exceeding a specified amount, and/or (iii) excessive dollar amount for a single purchase as specified by Customer.		/call

7014		HOT CALL — EXCESSIVE TRANS	Each Hot Call where an authorization attempt exceeds Customer’s predetermined parameters. The presenter of Customer’s card is checked for positive ID and the card is checked for counterfeiting. Positive ID checks can be initiated for: (i) excessive activity (number of transactions and/or dollar amount) per account per day, (ii) first use of a new or reissued card exceeding a specified amount, and/or (iii) excessive dollar amount for a single purchase as specified by Customer.		/call

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

7015		HOT CALL — LOST/STOLEN	Each Hot Call where the Cardholder Account is statused Lost or Stolen. FDR will instruct the Merchant to pick up the card and, at Customer’s option based upon predefined criteria, FDR shall investigate and dispatch the police to the Merchant location.		/call

7016		EMERGENCY SERVICE — TRANSACTION FEE	The fee charged for each instance in which a Cardholder of Customer utilizes the Emergency Services offered hereunder.		/transaction

7018		EMERGENCY SERVICE — ONE-TIME START-UP FEE	Each Cardholder Account on File which is loaded to the FDR System in connection with the Emergency Service.		/Cardholder Account on File

7020		CARDHOLDER EXCEPTION RESEARCH	FDR shall: (i) research Cardholder exception transactions on revoked, closed and charged-off accounts; (ii) initiate chargebacks in accordance with MasterCard and VISA rules and regulations; (iii) handle chargeback representments on reversed chargebacks, when notified by Customer; and (iv) deliver good faith letters to Merchant banks where applicable.		/transaction plus 6% of chargeback funds recovered by FDR

7021		HOT CALL — CODE 10	Each Positive ID Check or other Hot Call in which the use of the Transaction Card is suspected of being fraudulent or counterfeit.		/call

7022		HOT CALL — POSITIVE ID CHECK	Each Hot Call where an authorization attempt exceeds Customer’s predetermined parameters. The presenter of Customer’s card is checked for positive ID and the card is checked for counterfeiting. Positive ID checks can be initiated for: (i) excessive activity (number of transactions and/or dollar amount) per account per day, (ii) first use of a new or reissued card exceeding a specified amount, and/or (iii) excessive dollar amount for a single purchase as specified by Customer.		/call

7030		AUTH TRACK ONE NAME EDIT	Each attempt to match the name presented on track 1 of the magnetic stripe on authorization requests from a certified merchant (POS entry mode 90) to the Cardholder Account records stored on the FDR System. Volumes: [***]		/Authorization attempt

7031		EXCESSIVE TRANSACTION RESEARCH	Each Cardholder Account of Customer for which FDR personnel, in connection with Excessive Transaction Monitoring, research and verify transactions warranting further review, and if fraud is involved, the account will be statused.		/account

7103		MERCHANT STATEMENT ONLINE	This element identifies the charge for each set of merchant statement summary and detail information about your merchant accounts that is stored on the First Data System that you can access using your terminals.		/unit

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

Online merchant statement information includes the information that appears on a merchant statement including, but not limited to, the following items. Account number, Address, Card and miscellaneous fees and discounts, Deposit amounts, Interchange fees, Monetary batches, Name, Statement date.

7113		RAPID SERVICES - REROUTED TO CARDHOLDER	Each plastic which is able to be resent to the Cardholder at the Cardholder’s new address as a result of the RAPID Services.		/ Plastic

7114		RAPID SERVICES - DESTROYED	Each plastic which is destroyed as a result of the RAPID Services.		/ Plastic

7154	DECISIONQUEST STATEMENTS	The number of Accounts passed through the statement DecisionQuest decision engine. This fee includes the use of the GUI front-end to build offer items and the business rules for those offer items.
Volumes:
			[***]		/ Decisioned Account

7155	DECISIONQUEST PLASTICS	The number of Accounts passed through the plastic DecisionQuest decision engine. This fee includes the use of the GUI front-end to build offer items and the business rules for those offer items.
Volumes:
			[***]		/ Account Processed

7161		CRF STATEMENT PRODUCTION RESULTS	The number of mailed statement records on the Communication Results File (CRF.) The CRF record displays all items actually included in a mailed statement package. Volumes: [***]		/ Record

7164		CRF STATEMENT DECISIONQUEST DECISIONING	This item counts the number of qualified statement records that came from the First Data DecisionQuest platform on the CRF. The S0 CRF record displays all items that qualified to be included in a statement package; however, not all items qualified are actually mailed due to weight and white space management.		/ account per segment

7167	CRF STATEMENTS DMM DECISIONING	This item counts the number of qualified statement records that came from the First Data DMM platform on the CRF. The S1 CRF record displays all items that qualified to be included in a statement package; however, not all items qualified are actually mailed due to weight and white space management.
Volumes:
			[***]		/ Record

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

7179	ALA ELEMENTS / FORMULAS	The client is being billed for the addition of a new element or formula to ALA product. A decision element is a data field on the master file used to direct accounts to a specific process flow. A decision formula is a computation process in which the sum is used to direct the account to a specific process flow.
* New Decision Element
			* New Formula		/install /install

7184	RECOVERY 1 PROCESSING FEE	This element identifies the charge for monthly fees for using the Recovery 1 ® system, billed by the number of accounts on file, including the following: Activity for all the notes, Financial transactions posting to accounts in Recovery 1, Execution of Decision Master saves and Residency fees for accounts on file.
Volumes:
			[***]		/ Recovery One Account

7186		BACKERS, MESSAGE PAGE AND LETTERS	The charge for each overlay created by FDR on Customer’s behalf for use as a backer, message page or letter. This service includes an original proof, two proof revisions and a final proof to be approved by Customer to move information into production.		/ Overlay

7187		CHECKS, COUPONS AND AD MESSAGES	This element identifies the charge for creating checks, coupons, and advertising messages used on statements. This service includes the production of proof copies, revisions, and all related activities to move information into production.		/unit

7188		SCANNING OF LOGOS AND SIGNATURES	Each logo or signature image scanned and prepared for processing. This includes the creation of an original proof, one proof revision and a final proof for Customer approval.		/ Image Scanned

7189		REVISIONS OF PAGE SEGMENTS OR OVERLAYS	This element identifies the charge for any revisions made to page segments or overlays beyond the revisions that are included in the package price. Revisions includes backer, message page, letter, check, coupon, ad message and logo, not just page segments or overlays.		/unit

7190		EP DESIGN	This element identifies the charge for digitizing and printing company logos on Enterprise Presentation statements.		/unit

7197		ENTERPRISE PRESENTATION CH STATEMENT-DUPLEX FIRST PAGE	Each first physical page of an Enterprise Presentation statement which is printed in duplex mode. Enterprise Presentation Cardholder Statement is each Cardholder Statement produced by FDR on behalf of Customer utilizing the Enterprise Presentation feature. Enterprise Presentation is the system which allows Customer the flexibility to electronically arrange the statement form		/ Duplex page

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

(including payment coupon placement), create and place logos and graphics and select from numerous font types and sizes on the Cardholder Statement. Customer understands and agrees that Enterprise Presentation Cardholder Statement data may only be stored for archival use on CD-ROM.

7198		ENTERPRISE PRESENTATION CH STATEMENT-SIMPLEX SUBSEQUENT PAGE	Each one-side-printed page of a Cardholder statement produced by FDR using the Enterprise Presentation statement service. This charge is in addition to the charge for the first physical page of the statement, if applicable.		/ Print Page

7199		ENTERPRISE PRESENTATION CH STATEMENT-DUPLEX SUBSEQUENT PAGE	Each physical page after the first physical page of an Enterprise Presentation statement which is printed in duplex mode.		/ Print Page

7244		ODS SELECT TRANSACTIONS	This element identifies the charge for Open Data Streams read-only, view select transactions. Fees are calculated on a per transaction basis. Volumes: [***]		Transaction

7248		CS VRU CALLS	This element identifies the charge for inbound telephone calls handled by a voice response unit (VRU).		/unit

7260		ACCOUNT-LEVEL PROCESSING (ALP) — CARDHOLDER PRICING ACCOUNT ON FILE	Each account of a Cardholder of Customer using Account-Level Processing that remains on Customer’s masterfile on the last processing day of the calendar month as defined on the CD-121 Ledger Activity Report or the equivalent report. ALP Services-Cardholder Pricing allows Customer the ability to set, change and monitor pricing parameters (including but not limited to annual percentage rate, penalty fees, minimum payment calculations and annual charges) on a Cardholder Account automatically at the level of the individual Account based upon decision tables built by Customer.		/ Account Using Product

7269		MC TAPTRANS RPS FORMAT	Each payment transaction created from the MasterCard Remote Payment and Presentment Service tape and posted to cardholder accounts by First Data.		/ Payment Transaction

7276		NATIONAL CHANGE OF ADDRESS (NCOA) SYSTEM	The periodic updating of Customer’s Cardholder Account from the USPS National Change of Address file. The FDR System will, once every six (6) months, electronically update the addresses of all of Customer’s Cardholder Accounts using this information. At Customer’s option, FDR will either (i) provide Customer with reports from which Customer may enter the necessary non-monetary transactions to update

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

			Customer’s Cardholder master files on the FDR System, or (ii) automatically generate and enter the necessary non-monetary transactions to update Customer’s Cardholder master files on the FDR System. Volumes: [***]		/ Unit

7279	ACCOUNT LEVEL ACTION-ACCOUNTS REVIEWED	Each Cardholder Account on File reviewed in connection with Account Level Action (ALA). ALA allows Customer the ability to have a set of several non-monetary transactions automatically initiated at the level of the individual Cardholder Account based upon decision tables built by Customer.
			Volumes: [***]		/ Account Reviewed

7281		ACCOUNT LEVEL ACTION-ACTION SET SELECTED	Each execution of a set of non-monetary transactions generated for a Cardholder Account in connection with an ALA account review. Volumes: [***]		/ Actions Taken

7295		1-59 DAYS DELQ/FDR 30,60	This element identifies the charge for each delinquent/overlimit account billing, skiptracing, and related service performed by First Data on your behalf for overlimit accounts, delinquent billing accounts from 1-29 days delinquent, and delinquent billing accounts from 30-59 days delinquent (30 days delinquent/60 days delinquent on the First Data System).		/unit

7320		DISASTER RCVR SUBSCRIPTION FEE	This element identifies the initial and monthly subscription fees associated with disaster recovery.		/month

7321		DISASTER DECLARATION FEE	This element identifies the initial fee you are charged after a disaster has been declared.		/declaration

7330		TRANSACTION LEVEL REWARDS (TLR) ONLY TRANSACTION	Each Cardholder initiated transaction (as indicated on the CD-864 Report or its equivalent), specifically targeted by transaction and Cardholder decision tables, and passed to the FDR rewards system for processing (transactions which have already been posted to a TLP Promotional Balance on File are excluded). Multiple targeted transactions may post to a single Cardholder Account in any one month.		/ Transaction

7336		COMMERCIALVIEW SOFTWARE LICENSES	One-time fee for each user who is given access to the Infomaker® software.		/ User License

7337		COMMERCIALVIEW ELEMENT STORAGE	This element identifies the charge for the number of CommercialView ™ accounts stored on the First Data		/unit

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

System.

7338		COMMERCIALVIEW USER IDS	This element identifies the charge for the number of CommercialView ™ user IDs stored on the First Data System. This element includes all IDs that have been created, but not deleted, and all IDs that have been deleted but have accessed the CommercialView system.		/unit

7400		ONLINE REPORT PRINTING	This element identifies the charge for online report printing. This gives you the ability to transmit FDR ® reports that are available for viewing online from the Information Delivery Platform (IDP) to your printer or file. You will be billed for each report page transmitted to your printer or file.		/unit

7407	PC REMOTE ACCESS SERVICE — MINUTES	Product by which Customer may access the FDR System via a personal computer at Customer’s office in order to allow employees of Customer to perform certain terminal functions, including but not limited to the accessing of Cardholder or Merchant Account data, the entry of information concerning Customer’s Accounts and the uploading/downloading of data regarding Customer’s Accounts.
			Volumes: [***]		/Minute per month

7415		PC REMOTE ACCESS BBS SERVICES	This element identifies the charge for each upload or download of data using the PC Remote Access product. The upload/download is initiated using a personal computer located at your or your affiliate’s office.		/unit

7416		PC REMOTE ACCESS — USER ID FEE	This element identifies the charge to maintain each PC remote access user ID (QID) that First Data assigns for your use.		/User ID

7433		OARS 30 DAY VIEW	Each page of Information Delivery Platform (IDP) reports which is stored by FDR for on-line viewing and printing by Customer’s personnel. FDR shall make reports available for reviewing for the period of from four (4) days following daily cycle completion to either thirty (30), sixty (60), seventy five (75) or ninety (90) days following daily cycle completion, at Customer’s option. Customer, at its option, may elect to utilize either or both of the OARS Services and/or CD-ROM Services for the same IDP reports.		/ Page

7434		OARS 60 DAY VIEW	Each page of Information Delivery Platform (IDP) reports which is stored by FDR for on-line viewing and printing by Customer’s personnel. FDR shall make reports available for reviewing for the period of from four (4) days following daily cycle completion to either thirty (30), sixty (60), seventy five (75) or ninety (90) days following daily cycle completion, at Customer’s option. Customer, at its option, may elect to utilize either or both of the OARS Services and/or CD-ROM Services for the same IDP reports.		/ Page

7435		OARS 75 DAY VIEW	Each page of Information Delivery Platform (IDP) reports which is stored by FDR for on-line viewing and		/ Page

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

printing by Customer’s personnel. FDR shall make reports available for reviewing for the period of from four (4) days following daily cycle completion to either thirty (30), sixty (60), seventy five (75) or ninety (90) days following daily cycle completion, at Customer’s option. Customer, at its option, may elect to utilize either or both of the OARS Services and/or CD-ROM Services for the same IDP reports.

7436		OARS 90 DAY VIEW	Each page of Information Delivery Platform (IDP) reports which is stored by FDR for on-line viewing and printing by Customer’s personnel. FDR shall make reports available for reviewing for the period of from four (4) days following daily cycle completion to either thirty (30), sixty (60), seventy five (75) or ninety (90) days following daily cycle completion, at Customer’s option. Customer, at its option, may elect to utilize either or both of the OARS Services and/or CD-ROM Services for the same IDP reports.		/ Page

7437		OARS DEMANDVIEW PAGES-4 DAY VIEW	Each page of an Information Delivery Platform (IDP) report for which Customer requires on-line view access at a date subsequent to the date on which such IDP report would otherwise normally become unavailable for on-line viewing. Customer shall have the option to have a report restored for either four (4) days or thirty (30) days. The Report Restore feature may not be used for reports which are less than 4 days old, nor more than 180 days old.		/ Page

7438		OARS DEMANDVIEW PAGES-30 DAY VIEW	Each page of an Information Delivery Platform (IDP) report for which Customer requires on-line view access at a date subsequent to the date on which such IDP report would otherwise normally become unavailable for on-line viewing. Customer shall have the option to have a report restored for either four (4) days or thirty (30) days. The Report Restore feature may not be used for reports which are less than 4 days old, nor more than 180 days old.		/ Page

7455	EVOLVE-CUSTOMER SERVICE-GROSS ACTIVE FEE	The Customer Service Application will consist of a template of core customer service functions typically handled in an inbound customer service call center, including a graphical user interface (GUI), workflow engine, rules based decisioning and an ad hoc reporting tool. Use of the Customer Service Application will be billed based upon the number of Customer’s gross Active Accounts on file for the applicable month, subject to indicated limitations/exclusions. For purposes of the Customer Service Application, “Gross Active Accounts on File” shall mean those of Customer’s Cardholder Accounts which generated, during the applicable month, (I) a Cardholder statement (whether printed or otherwise), (ii) a Cardholder Monetary Transaction, or (iii) an authorization inquiry.
Volumes:

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

			[***]		/ Gross Active Account on File / Month

7475	PREDICTIVE MODEL — EVENT MANAGER	Each numeric value which is created for a Cardholder Account of Customer processed through the Integrated Analytic (IAC) service platform with respect to any single Predictive Model implemented by FDR on behalf of Customer.
			Volumes: [***]		/ Score Posted

7494	REPORT ORGANIZER AND WRITER (ROW) — IDP	The FDR System and services which allow Customer the ability to customize the presentation, on Customer’s screens, of selected information from Customer’s Information Delivery Platform (IDP) reports by the use of a graphical user interface. Entire reports or selected fields within reports may, using the FDR ROW Services, be exported to a database/analysis tool that can sort, graph, manipulate and/or export data to spreadsheets or other documents. In addition, repetitive applications may be scripted and automated for regular use.
			Volumes: [***]		Monthly Minimum / Page

TBD		EVOLVE CUST SERVICE — EXCESS CONCURRENT USERS	For each concurrent User of the Customer Service Application in excess of the allowed number during a calendar month. For purposes of the Customer Services Application, Concurrent Users shall mean the total peak number of users simultaneously signed on to the Customer Service Application at any time during the month. Any excess Concurrent User charge with respect to the Customer Service application will be billed at least one month in arrears.		/Concurrent users in excess of allowed number during month

7498		EVOLVE COLLECTION—AVG ACCTS	The Collections Application consists of a customizable template of core collection service functions typically handled in a credit card collections operation, including, but not limited to (I) a primary composite screen with the ability to designate and systematically

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

note “template available” or “client customized” actions taken on an Account, (ii) secondary display screens that show such items as payment history, Cardholder history, calendar and statement information, and (iii) supervisory functions such as work/collector assignments and collector productivity. The Collections Application also includes a graphical user interface (GUI), workflow engine, rules based decisioning and an ad hoc reporting tool. With certain exceptions, the Collections Application includes “basic dialer interface” functionality with most major dialers. The Collections Application is billed based upon the Average Number of Accounts In Collections Application during the applicable month, subject to indicated limitations/exclusions. For purposes of this service, “Average Number of Accounts In Collections Application” means the sum of the total number of Cardholder Accounts resident in the Evolve System - Collections Application for each business day of the month divided by the number of business days in such month.
			Volumes: [***]		/ Average number of accounts in Collections Application / Month

7519		EVOLVE COLLECTIONS — EXCESS CONCURRENT USERS	For each concurrent User of the Collections Application in excess of the allowed number during a calendar month. For purposes of the Collections Application, Concurrent Users shall mean the total peak number of users simultaneously signed on to the Collections Application at any time during the month. Any excess Concurrent User charge with respect to the Collections application will be billed at least one month in arrears.		/Concurrent users in excess of allowed number during month

7520		COMPUTER LETTER BASE COMPOSITION	This element identifies the charge for creating letterhead for 8 1/2x11-inch paper. The letterhead includes graphic components such as logos, text composition, and graphic art. This element includes a maximum of one hour of composition time, two paper proofs, and one negative.		/ Unit

7521		HOURLY COMPOSITION	Hourly pre-press charge for FDR to complete Customer requested edits and revisions.		/ Hour

7522		IMAGE COMPOSITION RUSH	Each image requested on a priority (rush) basis that does not meet the following standard FDR delivery timeframes: Eight days from the time Image Composition receives the request to completion of the first set of proofs, Three days for changes after the first set of proofs have been created, Three days for creating negatives. Turn around times for laser-printed		/ Request

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

products/services from Advanced Function Presentation are as follows. Fifteen days lead time from submission of request form, Three days for revision

7622		CARD ACTIVATION LABELING — GENERAL USE	Each affixation of a sticker to each embossed plastic identified by Customer.		/ Plastic

7623		CARD ACTIVATION LABELING — SELECTIVE USE	Each affixation of a sticker to each embossed plastic identified by Customer.		/plastic

7633		PLASTICARD BULK PACKAGING — 3 DIGIT SORT	The separation from the production run of accounts from individual systems, principals, agents or grouping of zip codes. Includes sorting to a 3-digit level.		/carrier

7634		PLASTICARD BULK PACKAGING — 5 DIGIT SORT	The separation from the production run of accounts from individual systems, principals, agents or grouping of zip codes. Includes sorting to a 5-digit level.		/carrier

7638		PLASTICARD FREE FORM TEXT	Each mailer containing up to 25 customized alpha numeric printed characters of free form text. The text will print on a predesigned area of a generic mailer.		/mailer

7639		PLASTICARD IMAGE SCANNING	Each logo or other image stored by FDR as a digitized image on a data base for up to five (5) years.		/ Image

7647		POSTAL DISCOUNT PROCESSING FEE — PLASTICARD	Postage pre-sort discount generating services for Customer’s PlastiCard Mailers.		/mailer

7663		PLASTICARD DES PIN GENERATION	Each Data Encryption System (DES) Personal Identification Number (PIN) created by the FDR System in connection with a plastic card produced by FDR on behalf of Customer.		/ DES PIN generated

7667		PLASTICARD PHOTOCARD PHOTO TRANSFER (2” X 2”)	Each plastic for which FDR provides affixation of a digitized photographic image (2” x 2”) to a plastic Transaction Card. Volumes: [***]		/ Image Transfer

7668	PLASTICARD PHOTOCARD PHOTO SCANNING AND DIGITIZATION (2” X 2”)	Each image for which FDR (i) scans a photograph (2” x 2”), (ii) cleans/crops the photograph and (iii) stores such photograph as a digitized image on a data base for up to five (5) years.
			Volumes: [***]		/ Photo Scanned

7669		PLASTICARD PHOTOCARD PHOTO IMAGE HANDLING AND MERGE (2” X 2”)	Each plastic for which FDR provides handling and merging of images (2” x 2”) with corresponding data to create an output file. Volumes: [***]		/ Image Merged

7670		MAILER PRODUCTION	The edit functions performed on a PIN/Post Mailer		/ Mailer

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

		EDITS	before printing. The service includes Mailer method changes, Mailer address changes, Mailer mail date changes and Mailer deletions.

7677		PLASTICARD LASER PIN/POST MAILER PROCESSING	Each PIN/POST mailer or acknowledgement mailer created by laser printing or other similar technology and which is pressure sealed in connection with a Cardholder of the Customer.		/ Mailer

7678		PLASTICARD SAME DAY EMBOSSINGTM (PSD)	Each embossed Cardholder plastic where FDR mails or delivers the plastic to a courier during the same day of Customer’s request via an on-line screen. The service includes standard embossing, carrier printing, inserting and other services required to prepare the plastic for delivery. Requests for PlastiCard Same Day EmbossingTM must be received by 1400 hours Central Time Zone.		/ Plastic

7682		PLASTICARD ENTERPRISE PRES. ADD’L PAGE	The process of printing personalized information onto one additional document other than the card carrier and matching this document to a corresponding personalized document for insertion into an envelope.		/ Add’l Page

7684		PLASTICARD SAMPLE PLASTICS	Each physical plastic card, either blank or embossed with sample information to resemble a real plastic, which is provided to an Issuer. Each such plastic shall be intentionally damaged or voided by FDR to prevent fraudulent use.		/plastic

7689		PLASTICARD TEMPLATE CREATION	Labor required of FDR to create, paint or revise an overlay template used to print onto a page for a card carrier and/or mailer.		/ Half hour

7702		PLASTICARD OBSOLETE PLASTIC FEE	Monthly charge for the storage, inventorying and physical management of Customer’s plastics that remain unused after six (6) months from the date of receipt.		/ Fee per Plastic per Month

7703		PLASTICARD OBSOLETE PAPER FEE	Monthly charge for the storage, inventorying and physical management of Customer’s plasticard service related paper materials that remain unused after six (6) months from the date of receipt.		/ Per Piece per Month

7705	PLASTICARD ENTERPRISE PRES. CHECK/COUPON	Managing a plastic-related document that contains feature(s), such as check information or check security/authenticity features, that require heightened accountability or security due to the nature of the feature(s).
			Volumes: [***]		/ Number of checks that accompany a plastic

7706		PLASTICARD OUTPUT PAPER STORAGE FEE	The charge for storing, conducting inventory, and physically managing paper materials from an individual shipment that have not been exhausted within six months of the date the shipment was received at FDR. These charges will be assessed each month until the		/ Paper Piece

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

inventory for the shipment is consumed, destroyed, or shipped to a destination of the customer’s choice.

7740		PLASTICARD PLASTICS OVERSTOCK FEE	Monthly charge for storage, inventorying, and physical management of plastics from an individual shipment that have not been exhausted in a six-month timeframe. Overstock charges will continue each month until the inventory for the shipment is consumed, destroyed, or shipped to a destination you choose.		/ Plastic

7741		PLASTICARD PAPER OVERSTOCK FEE	Monthly charge for the storage, inventorying, and physical management of Customer’s plastics from an individual shipment which have not been exhausted within six(6) months from the date of receipt.		/ Paper Piece

7742		OUTPUT PAPER OVERSTOCK FEE	The charge for storing, conducting inventory, and physically managing paper materials from an individual shipment that have not been exhausted within six months of the date the shipment was received at FDR. These charges will be assessed each month until the inventory for the shipment is consumed, destroyed, or shipped to a destination you choose.		/ Per Piece per Month

7795		DIGITAL CARD PRINT IMAGING SERVICES	This Element identifies each half hour of labor required of FDR to create, digitize, or revise an image or logo used to print onto a plastic.		/ Half Hour

7796		DIGITAL CARD PRINTING IMAGE APPLICATION	This Element identifies the application of each digitally prepared image edge-to-edge on a transaction card.		/ Image Application

7797		DIGITAL CARD PRINT — CARDHOLDER LEVEL	This element identifies the application of each cardholder level digitally prepared image edge-to-edge on a transaction card.		/ Unit

7804		Print and Mail Prep. 11” Duplex — Addl. Page Cont.	This element identifies the charge for each 11” duplex additional page printed and prepared for mailing. The charge is applicable to each page in addition to the first physical page and is incremental to the charge for the Cont. Page 1 Duplex 11” Print.		/ Add’l page

7813		Print 11” Duplex - Page 1 Cont.	This element identifies the charge for each 11” duplex document page 1 printed. The document printing service includes all the processes necessary to laser print a document on a continuous form.		/ Page One

7815		Insert Continuous Form	Each insert of advertising or other item of information not contained on a document inserted into an envelope containing a continuous form document. Excluding the first Return Envelope.		/ Insert

7841		MAIL PREP 11” — PAGE 1 CONT	This element identifies the charge for each 11” document page 1 prepared for mailing. The mail preparation service includes all the processes necessary to prepare the cont. form document for delivery.		/ Page One

7919		FRAUD MANAGEMENT/FRAUD DETECTION (FALCON) SERVICES — MONTHLY GROSS	Each Cardholder Account processed through the Falcon system which Cardholder Account had a balance or any monetary posting for the month billed, as determined by FDR for Customer.		/ Gross Active Account

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Item Description

ACTIVE CREDIT CARD ACCOUNT

7923		CARD ACTIVATION— ANI CALL-FDR	Each automatic initiation of an on-line transaction in conjunction with an Automatic Number Identification (ANI) process via an audio response unit (ARU), changing the status of a Cardholder Account associated with certain newly issued or reissued plastics (as determined by Customer), from “inactive” (under certain parameters) to “active” for transaction authorization purposes.		/ Transaction

7926	NUMBER OF TRAN RECORDS LOGGED	The charge for Footprints, an internal fraud detection system that allows Customer to monitor transactions that employees of Customer enter on Cardholder Accounts. This service enables Customer to monitor internal customer service representatives’ (CSRs) work activity. Customer’s charge is based on the number of transactions tracked during the month.
			Volumes: [***]		/ Transaction

7928		EMERGENCY CASH/CARD REQUESTED-FDR	Each temporary Cardholder Account plastic replacement or emergency cash disbursement authorized on Customer’s behalf by FDR’s Fraud Management Services.		/ Request

7934		RETURN ACCOUNT PROCESSING SERVICE	The processing of mailed plastics returned by the United States Postal Service due to undeliverable address. Each such plastic shall be destroyed by FDR and reported to Customer.		/ Returned Plastic

7936		CARD ACTIVATION — ACCOUNT INFORMATION UPDATE	Each update of Customer’s Cardholder masterfile information in connection with the activation of the Cardholder Account by the Cardholder.		/account

7943		NRI RETURNED RECORDS IN QUEUE	Each record of a Cardholder Account of Customer which is sent to MasterCard and VISA as Not Received as Issued (NRI); such accounts are placed in a queue for review and disposition by Customer.		/ Record

7947		FRAUD RETURN RECORDS IN FAR QUEUE	Each record of a fraudulent Cardholder Account of Customer which is rejected and returned by MasterCard; such accounts are placed in the FDR Fraud Account Returns (“FAR”) queue for review and disposition by Customer.		/ Record

7970		RAPID /ATM DESTROY	This element identifies the charge for destroying PIN mailers and ATM cards returned by the U.S. Postal Service that are serviced by First Data’s Returned Account Plastics Immediately Delivered (RAPID) department. First Data will destroy plastics and mailers that are returned due to undeliverable addresses.		/unit

7971		FRAUD PREDICTOR PLUS — CREDIT	Each cardholder account processed through the Fraud Predictor Plus functionality of the FDR Falcon System.		/ Gross Active Account

7980		FRAUD	Any Account routed to the FDR Falcon predictive		/ Account

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

		MANAGEMENT/ FRAUD DETECTION (FALCON) SERVICES — CALL PROCESSING - PREDICTIVE DIALER, DOMESTIC)	dialer and called using the predictive dialer which results in any one or more of the following activities in a single 48-hour period: outgoing/incoming Cardholder phone calls with a maximum of 2 attempts within any single 48-hour period, CIS Memos, Letter generation or Account statusing.		worked

7982		FRAUD MANAGEMENT/FRAUD DETECTION (FALCON) SERVICES — CALL PROCESSING - MANUAL REVIEW/ DIALING)	Any Cardholder Account routed to the FDR Fraud Detection WorkCenter and called using a manual dialing process that results in any one or more of the following activities in a single 48-hour period: outgoing/incoming Cardholder phone calls with a maximum of 2 attempts within any single 48-hour period, CIS Memos, Letter generation or Account statusing.		/ Account reviewed

8106		SIFT USER FEE	This element identifies the monthly fee assessed to Customer for each individual SIFT (Secure Internet File Transmission) user ID provided to Customer by FDR.		/ Unit

8303		DAILY ALA FILE GENERATION	A file is generated using the Daily ALA File Generation option. Volumes: [***]		/unit

8304		WEEKLY ALA FILE GENERATION	A file is generated using the Weekly ALA File Generation option. Volumes: [***]		/unit

8305		MONTHLY ALA FILE GENERATION	A file is generated using the Monthly ALA File Generation option. Volumes: [***]		/unit

8310		STATEMENT-CHECKS AND COUPONS CREATION	The charge for data processing, decision processing, and processing updates of checks and coupons on statements. Volumes: [***]		/ Statement using the product

8320		MLP AUDIT STORAGE	This element identifies the charge for each Method Level Processing SM (MLP-SM ) audit history record		/audit record in excess of six

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

retained on the System greater than six.

8324		MLP METHOD OVERRIDE	Each group of ‘like’ pricing parameters (commonly referred to as a ‘pricing method’) within Customer’s Product Control File (‘PCF’) settings which is placed upon a Cardholder Account of Customer in the MLP subsystem of the FDR System, and which supersedes the overall pricing strategy previously assigned to the Cardholder Account by Customer.		/ Method override per account

8518		ACS-LETTER TO DATA	Each account contained in a Letters-to-Data file, included based on Customer’s Adaptive Control actions.		/ Record on the file

8523		PROFITSIGHT - ACTIVE ACCOUNTS	A neutral network based statistical system combined with FDR system technology and complimentary products, e.g., ACS, TLP, ALP designed to predict the future profitability of an existing account by analyzing the past transaction behavior of the cardholder. It consists of a suite of inter-related models that forecasts individual components of cardholder profitability including credit risk, attrition risk and revenue potential. Billing is based on the number of transactions scored, such as auths, payments, payment reversals, new accounts, account transfers, and cycle cuts.		/unit

8556	PROFITNET BENCHMARKING	ProfitNet is a joint product offering by FDR and Argus Information and Advisory Services Inc. The product is a Credit Card Payment Study or (CCPS).

			CCPS is a study which analyzes credit card profitability by means of a quarterly benchmarking report (“CCPS Report(s)”), with follow-up analysis and recommendations (collectively “CCPS Services”) The CCPS Services include: (A) quarterly benchmarks of customer behavior, risk and profitability; (B) an ongoing panel that gives detailed point-in-time and trended information regarding customer behavior; (C) primary research surveys focused specifically on activation, utilization, and product development opportunities; (D) recommendations tailored to each End Client; and (E) modification and enhancements to such services from time to time.		/Portfolio per month

9950		PLASTICARD ULTRAFORMS	Each laser printed card carrier or form to which a plastic card is affixed by adhesive and which card carrier or form contains personalized information regarding the Cardholder (including but not limited to name, address, Account number and credit limits) using the FDR Ultraform product.		/ Carrier

9951		PLASTICARD ENT PRES CARD CARRIER — HALF BOWE	Each simplex or duplex laser printed (or similar technology) card carrier (to which a plastic card is affixed by adhesive) sent by FDR on behalf of Customer to a Cardholder which card carrier contains personalized information created by the use of electronic documents or “templates” regarding the Cardholder (including but not limited to name, address,		/ Carrier

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

				Price	Price Per Item
Elem #	[***][1]	Item Name	Item Definition	[***][1]	Description

account number and credit limits)

“X” indicates those services in the schedule above which are [****].
“P” indicates those production services in the schedule above for which [***].
"*” indicates those services in the schedule above for which [***].

[1]	The information contained in this column of Attachment 1 — Exhibit A is confidential and has been omitted pursuant to 17 CFR 240-24b-2; such confidential portions have been filed separately with the Commission pursuant to a Confidential Treatment Application filed with the Commission.

ATTACHMENT II
EXHIBIT C
FDR Performance Standards for Customer
Category I Performance Standards

Financial
	Measurement	Standard	Incentive	Remedy	Termination

1.	Cardholder Statements*	Cardholder Statements will be Accurate** and will be mailed by the end of the second business day following cycle date for 100% of each month’s cardholder statement volume. Hold and Rerun situations primarily caused by Customer will be excluded from this measurement.	[***]	[***]	[***]

2.	Embossing*	Embossed plastics will be Accurate** and will be mailed by the end of the second business day following cycle date for 100% of each month’s embossed plastic orders. Hold and Rerun situations primarily caused by Customer will be excluded from this measurement. This measurement does not include MINT mail time.	[***]	[***]	[***]

3.	Implementations	File, Screen and Report format changes for functionality utilized by Customer or functionality Customer plans to utilize (as indicated on the then current product or project logs) (including standard file layouts) will be communicated in writing to Customer no less than thirty (30) days prior to implementation.	[***]	[***]	[***]

4.	Authorizations	The authorization systems which consists of the acquiring and issuing regions, will be available via primary, backup or tertiary to respond to inquiry 24 hours per day, 7 days per week 99.9% of the total minutes in each month	[***]	[***]	[***]

Financial
	Measurement	Standard	Incentive	Remedy	Termination

5.	Computer Availability	The FDR system will be available for Alpha Look-Up, Balance and Status, Chargebacks, CIS, Non-Monetaries, Collections, Falcon Fraud, Memos, Monetaries, On-Line Letters, Security, Settlement, VRU inquiries, ODS and PCF 24 hours a day, 99. 8% of the time each month.	[***]	[***]	[***]

6.	Outgoing Transmissions Collections ACCD (CCOD0025)	The collection file will be available for transmission by 0630 ETZ each cycle date 100% of the time each month.	[***]	[***]	[***]

7.	Evolve Customer Service On-line Availability	Evolve Customer Service On-lines will be available 24 hours a day, 99% of the time 24 hours a day.	[***]	[***]	[***]

8.	Evolve Collections On-line Availability	Evolve Collections On-lines will be available 24 hours a day, 99% of the time 24 hours a day.	[***]	[***]	[***]
* Any statementing and/or plastic actions (inserts, messages, PCF) received from Customer after established monthly time frames which result in Holds/Reruns will not be considered FDR failures.
**For the Cardholder Statements and Letters Performance Standards, “Accurate” means that [***] of the items are correctly processed and mailed with inserts, envelopes and forms. For the Embossing Performance Standard, “Accurate” means that for [***] of the embossed cards the information from the cardholder system is correctly embossed on the plastic, the card carrier is printed on the correct form and includes the correct inserts and envelopes. Performance will be based upon feedback from Customer and periodic audit and quality checks performed by FDR.
FDR Performance Standards for Advanta Business Cards
Category II Performance Standards

Financial
	Measurement	Standard	Incentive	Remedy	Termination

1.	Letters	Computer Letters will be Accurate** and will be mailed by the end of the third business day for 100% of each month’s letter volume. Hold and Rerun situations primarily caused by Customer will be excluded from this measurement.	[***]	[***]	[***]

2.	New Accounts	All new accounts received via file transmission prior to 1800 ETZ on a cycle date will be processed within one cycle date of files receipt provided tape/transmission successfully passes all front-end processing edits.	[***]	[***]	[***]

Financial
	Measurement	Standard	Incentive	Remedy	Termination

3.	On-Line Reports — Daily	95% of the daily critical on-line reports will be available for on-line viewing by the target time as noted in the table below. 100% of the daily critical on-line reports will be available for on-line viewing by the target time as noted in the table below.	[***]	[***]	[***]

*List of Critical On-Line reports attached.

	On-Line Reports — Monthly	100% of the monthly on-line reports included in the below table will be available for on-line viewing by the end of the fifth Business Day following month end.	[***]	[***]	[***]

4.	CD-ROM	The monthly reports and statements will be mailed by the fifth business day following calendar month-end 100% of the time each month.	[***]	[***]	[***]

5.	Custom Interfaces	All custom interfaces will be Accurate** and will be available to Advanta 100% of the time as follows:

	Cardholder Masterfile (CCHM3011)	by end of fifth business day following month-end each month	[***]	[***]	[***]

	MSR (CCHD3066)	95% by 0800 CTZ each business day excluding FDR holidays	[***]	[***]	[***]

	PCF File (CCHM3077)	by end of fifth business day following month-end each month	[***]	[***]	[***]

Financial
	Measurement	Standard	Incentive	Remedy	Termination

	Company Masterfile	by end of fifth business day following month-end each month	[***]	[***]	[***]

	Convenience Checks	by end of second business day following written request	[***]	[***]	[***]

6.	Embossing — PSD Requests (A)/Rush Requests (A)	Cardholder orders entered by 2 p.m. CTZ via the PSD transaction, will be mailed the same day entered for 99% of the month’s volume	[***]	[***]	[***]

		Cardholder embossing orders entered electronically will be mailed within one business day following cycle for 99% of each month’s volume and within two business days following cycle for 100% of each month’s volumes.	[***]	[***]	[***]

7.	Embossing — Reissues (A)	Cardholder reissued account plastics produced as a result of FDR’s monthly reissue programs will be mailed within eight (8) business days after the automatic purge date established by Advanta on the PCF for 100% of cardholder plastics scheduled for reissue each month	[***]	[***]	[***]
**For the Customer Interfaces Performance Standard, “Accurate” means that the file is [***].
[***] are excluded from this standard.

DAILY ON-LINE REPORT LIST*

Report	Report Name	95% by Target Time	100% by Target Time
BASEIIB	Visa Interchange Incoming	06:00	08:00
BD-021	Dept Code Table Change Rpt	06:00	08:00
CD-007	Annual Home Equity Corrections Rpt	Noon	14:00
CD-011	Non-monetary Entry List	06:00	08:00
CD-025	INET In Control Report	18:00	20:00
CD-028	Tape Transmittal Accepted	00:00	02:00
CD-029	Tape Transmittal Rejected	00:00	02:00
CD-031	Authorization Log	10:00	Noon
CD-033	INET Misc Transaction Journal	18:00	20:00
CD-033	Direct Settle Report	18:00	20:00
CD-043	Batch Auth requests Not Authorized	00:00	02:00
CD-051	Non-monetary Journal	10:00	Noon
CD-052	Unposted Non Mon Items	10:00	Noon
CD-053	Unposted Monetary Items Report	06:00	08:00
CD-055	Auto Unposted Mon Items Report	06:00	08:00
CD-061	New Accounts Journal	06:00	08:00
CD-063	Daily Embossing	10:00	Noon
CD-072	Report of Adjustments	06:00	08:00
CD-075	Disputed Amounts	06:00	08:00
CD-083	Daily Interchange Log	06:00	08:00
CD-084	Debit Card Transaction Rpt	00:00	02:00
CD-107	Authorization Exception Rpt	06:00	08:00
CD-108	Authorization Exception Rpt	06:00	08:00
CD-109	Authorization Exception Rpt	06:00	08:00
CD-110	Authorization Exception Rpt	06:00	08:00
CD-111	Cardholder Exceptions Rpt -Part1	10:00	Noon
CD-114	Cardholder Exceptions Rpt -Part4	10:00	Noon
CD-115	Cardholder Exceptions Rpt -Part5	10:00	Noon
CD-120	Ledger Activity Report	Noon	18:00
CD-121	Ledger Activity Report	Noon	18:00
CD-124	Daily Portfolio Activity Summary	06:00	08:00
CD-128	Daily Portfolio Activity Summary (sys)	06:00	08:00
CD-132	Daily Charge Off Activity	Noon	14:00
CD-143	Security Detail Update List	06:00	08:00

Report	Report Name	95% by Target Time	100% by Target Time
CD-159	Daily Letters Report	14:00	16:00
CD-179	Chargeoff Activity by Reason Code	Noon	14:00
CD-190	Collector Productivity by Hour	06:00	08:00
CD-192	Daily Productivity Report	10:00	Noon
CD-195	Collector Accounts by Cycle	10:00	Noon
CD-204	Collector Report Card	10:00	Noon
CD-216	Retrieval Request Summary List	06:00	08:00
CD-244	Card Recovery Bulletin Report	18:00	20:00
CD-260	Transaction Journal	00:00	02:00
CD-261	Management Summary	00:00	02:00
CD-271	Credit Limit Change Report	06:00	08:00
CD-273	Special Non-mon Report	06:00	08:00
CD-363	Risk Mgmt Transaction List	10:00	Noon
CD-367	Daily Letters Report	14:00	16:00
CD-435	Incoming Fee Collection Journal	18:00	20:00
CD-443	ICS Alerts	18:00	20:00
CD-558	PIN Change Requests Accepted	00:00	02:00
CD-584	ICS Bankruptcy Alerts	18:00	20:00
CD-895	Issuer Daily Copy Requests	18:00	20:00
FD-028	Proprietary	06:00	08:00
MD-027	ETC Transaction History Log	10:00	Noon
MD-028	Daily ETC Deposits	10:00	Noon
MD-038	ETC Headquarters Report	Noon	14:00
MD-050	Daily Merchant Exceptions	10:00	Noon
MD-070	Retained ACH Merchant Deposits	00:00	02:00
MD-072	Dropped ACH Merchant Deposits	00:00	02:00
SD-018	Interchange Fee Recap System	10:00	Noon
SD-031	Merchant Clearing Adjs	06:00	08:00
SD-041	Settlement Advice Parts 1 & 2	10:00	Noon
SD-060	Visa/MasterCard Interchange Report	06:00	08:00
SD-077	ACH Monetary Transaction Journal	10:00	Noon
SD-091	General Ledger Display	10:00	Noon
SD-098	Incoming/Outgoing Chargeback Journal	00:00	02:00
SD-119	Daily Chargeback Activity List	00:00	02:00
SD-890	Fee Income Journal	00:00	02:00

Report	Report Name	95% by Target Time	100% by Target Time
SD-891	Intra-FDR Fee Expense Journal	00:00	02:00
SD-902	Misc Settlement	10:00	Noon
SD-904	Misc Settlement — System Order	10:00	Noon
SM-470	BASE II Access Charges	00:00	02:00
MONTHLY REPORT LIST

Monthly On-Line Reports
Report	Report Name	Performance Standard
CM-051	Cardholder Mgmt Report	End of 5th Business Day following month end
CM-060	Lost/Stolen/Fraud Account	End of 5th Business Day following month end
CM-201	CIMS CSR Resolution Report	End of 5th Business Day following month end
CM-556	Monthly Approval/Turndown Stat Report	End of 5th Business Day following month end
SM-570	MasterCard MIP Fees	End of 5th Business Day following month end

ATTACHMENT III
FDR Insurance Coverage

Insurance Policies	Coverage
Comprehensive General Liability*	$1,000,000 per occurrence
$2,000,000 aggregate

Excess or Umbrella*	$10,000,000 per occurrence

Workers’ Compensation	Statutory

Employers Liability	$100,000 per accident
$100,000 per employee
$500,000 per policy year

Errors & Omissions or Professional Liability	$5,000,000 per occurrence

Comprehensive Automobile Liability*	$1,000,000 per occurrence

Employee Dishonesty	$2,000,000 per occurrence
     *Denotes those policies on which FDR agrees to name Customer as an additional insured.